[EXECUTION COPY]

_____________________________________________________________

DUCATI MOTOR HOLDING S.p.A.

AND

THE BANK OF NEW YORK, as Depositary

AND

OWNERS OF AMERICAN DEPOSITARY ~~RECEIPTS~~SHARES

________________________

DEPOSIT AGREEMENT

________________________

Dated as of March 31, 1999

Amended and Restated as of __________, 2007

___________________________________________________________

ARTICLE 1.

DEFINITIONS

1

SECTION 1.01.

CERTAIN TERMS DEFINED.

1

ARTICLE 2.

FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS

~~3~~4

SECTION 2.01.

FORM AND TRANSFERABILITY OF RECEIPTS.

~~3~~4

SECTION 2.02.

DEPOSIT OF SHARES.

4

SECTION 2.03.

EXECUTION AND DELIVERY OF RECEIPTS.

~~5~~6

SECTION 2.04.

TRANSFER OF RECEIPTS; COMBINATIONS AND SPLIT-UPS OF RECEIPTS.

6

SECTION 2.05.

SURRENDER OF RECEIPTS AND WITHDRAWAL OF DEPOSITED SECURITIES.

~~6~~7

SECTION 2.06.

LIMITATIONS ON EXECUTION~~/~~ and DELIVERY, TRANSFER ~~&~~and SURRENDER OF RECEIPTS.

8

SECTION 2.07.

LOST RECEIPTS, ETC.

9

SECTION 2.08.

CANCELLATION AND DESTRUCTION OF SURRENDERED RECEIPTS.

9

SECTION 2.09.

PRE-RELEASE.

9

SECTION 2.10.

Uncertificated Amercican Depositary Shares; DTC Direct Registration System.

10

ARTICLE 3.

CERTAIN OBLIGATIONS OF OWNERS OF RECEIPTS

~~10~~12

SECTION 3.01.

FILING PROOFS, CERTIFICATES AND OTHER INFORMATION.

~~10~~12

SECTION 3.02.

LIABILITY OF OWNER FOR TAXES.

~~10~~12

SECTION 3.03.

WARRANTIES ON DEPOSIT OF SHARES.

~~11~~13

SECTION 3.04.

DISCLOSURE OF INTERESTS.

~~11~~13

ARTICLE 4.

THE DEPOSITED SECURITIES

~~11~~13

SECTION 4.01.

CASH DISTRIBUTIONS.

~~11~~13

SECTION 4.02.

DISTRIBUTIONS OTHER THAN CASH OR SHARES.

~~12~~14

SECTION 4.03.

DISTRIBUTION IN SHARES.

~~12~~14

SECTION 4.04.

RIGHTS.

~~13~~15

SECTION 4.05.

CONVERSION OF FOREIGN CURRENCY.

~~14~~16

SECTION 4.06.

FIXING OF RECORD DATE.

~~15~~17

SECTION 4.07.

VOTING OF DEPOSITED SECURITIES AND ATTENDANCE AT MEETINGS.

~~16~~18

SECTION 4.08.

CHANGES AFFECTING DEPOSITED SECURITIES.

~~17~~19

SECTION 4.09.

REPORTS.

~~18~~19

SECTION 4.10.

LISTS OF RECEIPT OWNERS.

~~18~~20

SECTION 4.11.

WITHHOLDING.

~~18~~20

ARTICLE 5.

THE DEPOSITARY, THE CUSTODIAN AND THE COMPANY

~~19~~21

SECTION 5.01.

MAINTENANCE OF OFFICE AND TRANSFER BOOKS BY THE DEPOSITARY.

~~19~~21

SECTION 5.02.

PREVENTION~~/~~ or DELAY IN PERFORMANCE BY THE DEPOSITARY OR THE COMPANY.

~~20~~22

SECTION 5.03.

OBLIGATIONS OF THE DEPOSITARY AND THE COMPANY.

~~20~~22

SECTION 5.04.

RESIGNATION~~/~~ and REMOVAL OF the DEPOSITARY;  Appointment of SUCCESSOR DEPOSITARY.

~~22~~23

SECTION 5.05.

THE CUSTODIAN.

~~22~~24

SECTION 5.06.

NOTICES AND REPORTS.

~~23~~25

SECTION 5.07.

ISSUANCE OF ADDITIONAL SHARES.

~~24~~26

SECTION 5.08.

INDEMNIFICATION.

~~24~~26

SECTION 5.09.

CHARGES OF DEPOSITARY.

~~26~~27

SECTION 5.10.

~~Available Information to the Commission.~~

~~26~~

~~SECTION 5.11.~~

EXCLUSIVITY.

~~27~~28

ARTICLE 6.

AMENDMENT AND TERMINATION

~~27~~29

SECTION 6.01.

AMENDMENT.

~~27~~29

SECTION 6.02.

TERMINATION.

~~27~~29

ARTICLE 7.

MISCELLANEOUS

~~28~~30

SECTION 7.01.

COUNTERPARTS.

~~28~~30

SECTION 7.02.

NO THIRD PARTY BENEFICIARIES.

~~28~~30

SECTION 7.03.

SEVERABILITY.

~~28~~30

SECTION 7.04.

OWNERS AS PARTIES; BINDING EFFECT.

~~29~~30

SECTION 7.05.

NOTICES.

~~29~~31

SECTION 7.06.

SUBMISSION TO JURISDICTION:  Appointment of AGENT FOR SERVICE OF PROCESS.

~~30~~31

SECTION 7.07.

GOVERNING LAW.

~~30~~32

SECTION 7.08.

HEADINGS.

~~30~~32

SECTION 7.09.

COMPLIANCE WITH U.S. SECURITIES LAWS.

~~30~~32

DEPOSIT AGREEMENT

DEPOSIT AGREEMENT dated as of March 31, 1999, as amended and restated as of _____________, 2007, among DUCATI MOTOR HOLDING S.p.A., a joint stock company (Società per Azioni) organized under the laws of Italy (herein called the "Company"), THE BANK OF NEW YORK, a New York banking corporation (herein called the "Depositary"), and all OWNERS from time to time of American Depositary ~~Receipts~~Shares issued hereunder.

WITNESSETH:

WHEREAS, the Company , The Bank of New York, as depositary, and all Owners from time to time of American Depositary Receipts issued thereunder entered into a deposit agreement dated as of March 31, 1999 (the "Ducati Motor Holdings S.p.A. Deposit Agreement");

WHEREAS, the Company and the Depositary now wish to amend the Ducati Motor Holdings S.p.A. Deposit Agreement to, among other things, provide for the creation of uncertificated American Depositary Shares;

WHEREAS, the Company desires to provide, as hereinafter set forth in this Deposit Agreement, for the deposit of Shares (as hereinafter defined) of the Company, from time to time with the Depositary or with the Custodian (as hereinafter defined) as agent of the Depositary for the purposes set forth in this Deposit Agreement, for the creation of American Depositary Shares representing the Shares so deposited (subject to the terms and conditions of this Deposit Agreement) and for the execution and delivery of American Depositary Receipts evidencing the American Depositary Shares; and

WHEREAS, the American Depositary Receipts are to be substantially in the form of Exhibit A annexed hereto as hereinafter provided in this Deposit Agreement;

NOW, THEREFORE, in consideration of the premises, it is agreed by and among the parties hereto as follows:

ARTICLE 1.

Definitions

SECTION 1.01.

Certain Terms Defined.

The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement.

The term "American Depositary Shares" shall mean the rights evidenced by the Receipts issued hereunder, including the interests in the Deposited Securities granted to the Owners pursuant to the terms and conditions of this Deposit Agreement.  Each American Depositary Share shall represent the right to receive ~~ten (10)~~the number of Shares specified in Exhibit A to this Deposit Agreement, until there shall occur a distribution upon Deposited Securities covered by Section 4.03(a) or a change in Deposited Securities covered by Section 4.08 with respect to which additional Receipts are not executed and delivered, and thereafter each American Depositary Share shall represent the right to receive the amount of Deposited Securities specified in such Sections.

The term "By-laws" shall mean the statuto of the Company, as the same may be amended from time to time.

The term "Commission" shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

The term "Company" shall mean DUCATI MOTOR HOLDING S.p.A., a joint stock company (Società per Azioni) (organized under the laws of the Italy, having its principal offices at Via Cavalieri Ducati 3, 40132 Bologna, Italy and its successors.

The term "Custodian" shall mean Banca Commerciale Italiana S.p.A., Piazza della Scala, Milan 20121, Italy, and any other entity, firm or corporation which may hereafter be appointed by the Depositary pursuant to Section 5.05 as substitute custodian hereunder, provided that such entity, firm or corporation qualifies as an intermediary pursuant to Legislative Decree No. 213 of 24 June 1998 (the “Decree”) and the related regulation dated December 23, 1998 (No. 11768), as amended, issued by CONSOB implementing Article 36 of such Decree (the “Regulation”) and is registered with the Italian clearing system Monte Titoli (as hereinafter defined) (the "Custodian"), as agent of the Depositary for the purposes of this Deposit Agreement, at its principal offices in Italy.

The term "Deposit Agreement" shall mean this amended and restated Agreement, as the same may be amended from time to time in accordance with the provisions hereof.

The term "Depositary" shall mean The Bank of New York, a New York banking corporation and any successor as depositary hereunder. The term "Corporate Trust Office," when used with respect to the Depositary, shall mean the office of the Depositary which at the date of this Agreement is 101 Barclay Street, New York, New York 10286.

The term "Deposited Securities" as of any time shall mean Shares at such time deposited under this Deposit Agreement and any and all other securities, property and cash received at any time by the Depositary or the Custodian in respect thereof and at such time held hereunder.

The term "Directors" shall mean the directors of the Company.

The term "euro" shall mean the lawful currency of Italy.

The term “Monte Titoli” shall mean Monte Titoli S.p.A., a centralized securities depositary system owned by the Bank of Italy and certain major Italian banks and financial institutions, and any successor which performs substantially identical functions in Italy.

The term "Owner" shall mean the person or persons in whose name a Receipt is registered on the books of the Depositary maintained for such purpose.

The term "Pre-Release" shall have the meaning set forth in Section 2.09.

The term "Receipt Registrar" shall mean the Depositary, or any other bank or trust company having an office in the Borough of Manhattan, The City of New York, appointed by the Company, to register transfers of Receipts and to countersign Receipts as herein provided, and shall include any co-registrar appointed by the Depositary upon the request or with the approval of the Company for such purposes.

The term "Receipts" or "American Depositary Receipts" shall mean the American Depositary Receipts issued hereunder evidencing American Depositary Shares.

The term "Regulation S" shall mean Rules 901 through 904, inclusive, under the Securities Act of 1933, as such Rules may from time to time be amended.

The term "Securities Act of 1933" shall mean the United States Securities Act of 1933, as from time to time amended.

The term "Securities Exchange Act of 1934" shall mean the United States Securities Exchange Act of 1934, as from time to time amended.

The term "Shares" shall mean the ordinary shares~~, nominal value Lit. 1,000 per share,~~ of the Company, with no par value, in registered, book-entry form, provided, however, that if there shall occur any change in par value, split-up or consolidation or any other reclassification or, upon the occurrence of an event described in Section 4.08, an exchange, replacement or conversion in respect of the Shares of the Company, the term "Shares" shall thereafter represent the successor securities resulting from such change in par value, split-up or consolidation or any other such reclassification or exchange or conversion.  After January 1, 1999, the Shares of the Company may be redenominated in euro by the Company pursuant to the Decree.

The term "U.S. dollars" or "$" shall mean United States dollars, the lawful currency of the United States.  ~~The term “Lit.” or "lira" shall mean a non-decimal subdivision of the euro.~~

ARTICLE 2.

Form of Receipts, Deposit of Shares, Execution and Delivery, Transfer and Surrender of Receipts

SECTION 2.01.

Form and Transferability of Receipts.

Definitive Receipts shall be printed or lithographed ~~or in such other form as may be acceptable to the New York Stock Exchange, Inc.~~ and shall be substantially in the form set forth in Exhibit A hereto, with appropriate insertions, modifications and omissions as hereinafter provided.  Receipts may be issued in denominations of whole numbers of American Depositary Shares only.  Receipts shall be executed by the Depositary by the manual signature of a duly authorized signatory of the Depositary; provided, however, that such signature may be a facsimile if a Receipt Registrar or co-registrar shall have been appointed and such Receipts are countersigned by the manual signature of a duly authorized signatory of the Receipt Registrar or any co-registrar.  No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose unless such Receipt shall have been executed by the Depositary by the manual signature of a duly authorized signatory or, if a Receipt Registrar shall have been appointed, by the manual signature of a duly authorized signatory of the Receipt Registrar or any co-registrar.  If a Receipt Registrar shall have been appointed, Receipts bearing the facsimile signature of anyone who was at any time a duly authorized signatory of the Depositary shall bind the Depositary, notwithstanding that such signatory has ceased to be a duly authorized signatory of the Depositary prior to the signature of the Receipt Registrar or any co-registrar and delivery of such Receipts or was not a duly authorized signatory of the Depositary at the date of issuance of such Receipts.  The Depositary shall maintain books on which each Receipt so executed and delivered as hereinafter provided and the transfer of each such Receipt shall be registered.

The Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Deposit Agreement or the By-laws as may be required by the Depositary in respect of its obligations hereunder or required to comply with any applicable law or regulations or with the rules and regulations of any securities exchange upon which Receipts may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date of issuance of the underlying Deposited Securities or otherwise.

Title to a Receipt (and to the American Depositary Shares evidenced thereby), when properly endorsed or accompanied by proper instruments of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of New York; provided, however, that the Company and the Depositary, notwithstanding any notice to the contrary, may treat the Owner thereof as the absolute owner thereof for the purpose of determining the person entitled to any distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes.

SECTION 2.02.

Deposit of Shares.

Subject to the terms and conditions of this Deposit Agreement, Shares may be deposited by (i) transfer of Shares in book-entry form to the Custodian to be held in an account in the name of the Depositary or its nominee, or (ii) delivery to the Custodian of evidence satisfactory to the Custodian that irrevocable instructions have been given to cause such Shares to be transferred to such account, in any case accompanied by delivery to the Custodian of any appropriate instrument or instruments of transfer, or endorsement, in form satisfactory to the Custodian, together with all such certifications, payments and evidence of such payments as may be required by the Depositary or the Custodian in accordance with the provisions of this Deposit Agreement, and together with a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order a Receipt or Receipts for the number of American Depositary Shares representing such deposit.

If required by the Depositary, Shares presented for deposit at any time, whether or not the transfer books of the Company (or the appointed agent of the Company for transfer and registration of Shares) are closed, shall also be accompanied by (i) an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Custodian of any dividend or right to subscribe for additional Shares or to receive other property which any person in whose name the Shares are or have been registered may thereafter receive upon or in respect of such deposited Shares, or, in lieu thereof, such agreement of indemnity or other agreements shall be satisfactory to the Depositary, and (ii) if the Shares are registered in the name of the person on whose behalf they are deposited, a proxy or proxies entitling the Custodian to vote such deposited Shares for any and all purposes until the Shares are registered in the name of the Custodian or its nominee.

At the request, risk and expense of any holder of Shares, and for the account of such holder, the Depositary may receive evidence that Shares have been transferred or that irrevocable instructions have been given to cause the transfer of such Shares to the account of the Custodian, together with the other documents and payments herein specified, for the purpose of forwarding such Shares to the Custodian for deposit hereunder.

Upon transfer to the Custodian of Shares in book-entry form to be deposited hereunder, or delivery to the Custodian of irrevocable instructions therefor, together in either case with the other documents and payments herein specified, the Custodian shall, as soon as practicable, obtain confirmation of registration of, or registration of transfer of, the Shares being deposited in the name of the Custodian or its nominee, at the cost and expense of the holder making such deposit.

Deposited Securities shall be held by the Depositary, or by the Custodian for the account and to the order of the Depositary, at such place or places as the Depositary shall determine.  Neither the Depositary nor the Custodian will lend Shares or Deposited Securities held hereunder.

SECTION 2.03.

Execution and Delivery of Receipts.

Upon receipt by the Custodian of any deposit pursuant to Section 2.02 (and in addition, if the transfer books of the Company (or the appointed agent or agents of the Company for transfer and registration of the Shares) are open, or if the Depositary so requires, a proper acknowledgment or other evidence from the Company (or the appointed agent or agents of the Company for transfer and registration of the Shares) satisfactory to the Depositary that any Deposited Securities have been recorded upon the books of the Company (or by the appointed agent of the Company for transfer and registration of Shares) in the name of the Custodian or nominee), together with the other documents and payments required as above specified, the Custodian shall notify the Depositary of such deposit, the person or persons to whom or upon whose written order a Receipt or Receipts is or are deliverable in respect thereof and the number of American Depositary Shares to be evidenced thereby.  Such notification shall be made by letter or, at the request, risk and expense of the person making the deposit, by cable, telex or facsimile transmission.  Upon receiving such notice from the Custodian, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall execute and deliver at its Corporate Trust Office, to or upon the written order of the person or persons named in the notice delivered to the Depositary, a Receipt or Receipts registered in the name or names of, and evidencing any authorized number of American Depositary Shares requested by, such person or persons, but only upon payment to the Depositary by such person or persons of the fee of the Depositary for the execution and delivery of such Receipt or Receipts, and of all taxes, duties and other governmental charges and fees payable (whether by the Depositary, the Custodian or a nominee of either of them) in connection with such deposit, the transfer of the Deposited Securities and the issuance of such Receipt or Receipts.

SECTION 2.04.

Transfer of Receipts; Combinations and Split-ups of Receipts.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall register transfers on its transfer books from time to time of Receipts, upon any surrender at any of its designated transfer offices of a Receipt by the Owner in person or by duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer, and duly stamped as may be required by applicable law.  Thereupon the Depositary shall execute a new Receipt or Receipts and deliver the same to or upon the order of the person entitled thereto.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall upon surrender at any of its designated transfer offices of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any authorized number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.

The Depositary shall ensure that it has on hand at all times a sufficient supply of Receipts to meet the demands for transfer.

SECTION 2.05.

Surrender of Receipts and Withdrawal of Deposited Securities.

Upon surrender at the Corporate Trust Office of the Depositary of a Receipt for the purpose of withdrawal of the Deposited Securities represented thereby, and upon payment of the fee of the Depositary for the surrender of Receipts against withdrawal of the Deposited Securities and of all taxes, duties and other governmental charges and fees payable in connection with such withdrawal, and subject to the terms and conditions of this Deposit Agreement, the By-laws and the Deposited Securities, the Owner of such Receipt shall be entitled to delivery to such Owner or upon the order of such Owner of the amount of Deposited Securities at the time represented by the American Depositary Shares evidenced by such Receipt.  Delivery of such Deposited Securities may be made by (i) book-entry transfer of such Deposited Securities to an account in the name of the Owner or such other name as the Owner may direct, or (ii) physical delivery of such Deposited Securities to or upon the order of the Owner of the surrendered Receipt.  Such delivery shall be made as herein provided without unreasonable delay.

A Receipt surrendered for such purpose may be required by the Depositary to be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and the Owner thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause (i) the electronic transfer in book-entry form of the Shares represented by such Receipt to an account in the name of the Owner or such other name as the Owner may direct and (ii) cause the Deposited Securities being withdrawn to be physically delivered to or upon the written order of a person or persons designated in such order.  Thereupon the Depositary shall direct the Custodian to deliver at the Italian office of the Custodian, subject to Sections 2.06, 3.01, 3.02 and 3.04 hereof and pursuant to the other terms and conditions of this Deposit Agreement and the By-laws, to or upon the written order of the person or persons designated in the order delivered to the Depositary as above provided, the Deposited Securities at the time evidenced by such Receipt, except that the Depositary may, in its discretion, make delivery to such person or persons at the Corporate Trust Office of any evidence of transfer, cash, dividends, distributions or rights with respect to the Deposited Securities evidenced by such Receipt, or of any proceeds of sale of any such cash, dividends, distributions or rights, which may at the time be held by the Depositary.  Notwithstanding any other provision of this paragraph, delivery of any Shares comprising the Deposited Securities shall be in electronic book-entry form through the facilities of Monte Titoli or otherwise in accordance with Italian law.

At the request, risk and expense of any Owner so surrendering a Receipt, and for the account of such Owner, the Depositary shall direct the Custodian to forward any cash, rights (subject to Section 4.04) or other property comprising, and forward any certificate or certificates and other proper documents of title for, the Deposited Securities evidenced by such Receipt to the Depositary for delivery at the Corporate Trust Office of the Depositary.  Such direction shall be given by letter or, at the request, risk and expense of such Owner, by cable, telex or facsimile transmission.

SECTION 2.06.

Limitations on Execution and Delivery, Transfer and Surrender of Receipts.

As a condition precedent to the execution and delivery, registration, registration of transfer, split-up, combination or surrender of any Receipt or transfer and withdrawal of any Deposited Securities, the Depositary, the Company or the Custodian may require (i) payment from the Owner, the presenter of the Receipt or the depositor of Shares of a sum sufficient to reimburse it for any tax, duty or other governmental charge payable with respect thereto (including any such tax, duty or other governmental charge with respect to Shares being deposited, to the Receipts being issued or to Deposited Securities being withdrawn) and any transfer or registration fees in effect for the registration or registration of transfers of Shares generally on the Share register of the Company (or the appointed agent of the Company for transfer and registration of Shares); (ii) payment of any applicable fees as herein provided; (iii) the production of proof satisfactory to it as to the identity and genuineness of any signature; and (iv) compliance with such reasonable regulations, if any, as the Depositary may establish consistent with the provisions of this Deposit Agreement.

The delivery of Receipts against deposits of Shares generally may be suspended, or the delivery of Receipts against the deposit of particular Shares may be withheld, or the registration of transfer of Receipts in particular instances may be refused, or the registration of transfer or surrender of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary or the Share register of the Company  are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or any securities exchange on which the Receipts or Shares are listed, or under any provision of the Receipts or of this Deposit Agreement, or for any other reason.  Notwithstanding the foregoing sentence or any other provision of this Deposit Agreement to the contrary, Owners shall be entitled to withdraw Deposited Securities subject only to the conditions set forth in paragraph I(A)(1) of the General Instructions (or any successor provisions thereto), as in effect from time to time, to Form F-6 as prescribed by the Commission under the Securities Act of 1933.

Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under this Deposit Agreement any Shares, which, if sold by the holder thereof in the United States (as defined in Regulation S), would be subject to the registration provisions of the Securities Act of 1933, unless a registration statement is in effect as to such Shares or such sale would be exempt from such provisions.  The Depositary shall comply with written instructions of the Company not to accept for deposit hereunder any Shares identified in such instructions at such times and under such circumstances as may be specified in such instructions in order to facilitate the Company's compliance with the securities laws of the United States.

SECTION 2.07.

Lost Receipts, etc.

In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall execute and deliver a new Receipt of like tenor, in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed, lost or stolen Receipt, upon the Owner thereof filing with the Depositary (a) a request for such execution and delivery before the Depositary has notice that the Receipt has been acquired by a bona fide purchaser and (b) a sufficient indemnity bond satisfying any other reasonable requirements imposed by the Depositary.

SECTION 2.08.

Cancellation and Destruction of Surrendered Receipts.

All Receipts surrendered to the Depositary shall be cancelled by the Depositary.  The Depositary is authorized to destroy Receipts so cancelled seven (7) years after such cancellation.

SECTION 2.09.

Pre-Release.

The Depositary may issue Receipts against rights to receive Shares from the Company (or the appointed agent or agents of the Company for transfer and registration of the Shares).  No such issue of Receipts will be deemed a "Pre-Release" that is subject to the restrictions of the following paragraph.

Unless requested in writing by the Company to cease doing so, the Depositary may, notwithstanding Section 2.03 hereof, execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.02 ("Pre-Release").  The Depositary may, pursuant to Section 2.05, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom Receipts are to  be delivered (the "Pre-Releasee") that the Pre-Releasee, or its customer, (i) owns the Shares or Receipts to be remitted, as the case may be, (ii) assigns all beneficial right, title and interest in such Shares or Receipts, as the case may be, to the Depositary in its capacity as such and for the benefit of the Owners, and (iii) will not take any action with respect to such Shares or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or Receipts, as the case may be), other than in satisfaction of such Pre-Release, (b) at all times fully collateralized with cash, U.S. government securities or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security, (c) terminable by the Depositary on not more than five (5) business days' written notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of Shares not deposited but represented by American Depositary Shares outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited hereunder; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems reasonably appropriate, and may, with the prior written consent of the Company, change such limit for purposes of general application.  The Depositary will also set U.S. dollar limits with respect to Pre-Release transactions to be entered into hereunder with any particular Pre-Releasee on a case-by-case basis as the Depositary deems appropriate.  For purposes of enabling the Depositary to fulfill its obligations to the Owners under the Deposit Agreement, the collateral referred to in clause (b) above shall be held by the Depositary as security for the performance of the Pre-Releasee's obligations to the Depositary in connection with a Pre-Release transaction, including the Pre-Releasee's obligation to deliver Shares or Receipts upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities hereunder).

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

SECTION 2.10.

Uncertificated Amercican Depositary Shares; DTC Direct Registration System.

Notwithstanding anything to the contrary in this Deposit Agreement:

(a)

American Depositary Shares may be certificated securities evidenced by Receipts or uncertificated securities.  The form of Receipt annexed as Exhibit A to this Deposit Agreement summarizes the terms and conditions of, and will be the prospectus required under the Securities Act of 1933 for, both certificated and uncertificated American Depositary Shares.  Except for those provisions of this Deposit Agreement that by their nature do not apply to uncertificated American Depositary Shares, all the provisions of this Deposit Agreement shall apply, mutatis mutandis, to both certificated and uncertificated American Depositary Shares.

(b)

(i)

The term “deliver”, or its noun form, when used with respect to Receipts, shall mean (A) book-entry transfer of American Depositary Shares to an account at The Depository Trust Company, or its successor (“DTC”), designated by the person entitled to such delivery, evidencing American Depositary Shares registered in the name requested by that person,  (B) registration of American Depositary Shares not evidenced by a Receipt on the books of the Depositary in the name requested by the person entitled to such delivery and  mailing to that person of a statement confirming that registration or (C) if requested by the person entitled to such delivery, delivery at the Corporate Trust Office of the Depositary to the person entitled to such delivery of one or more Receipts.

(ii)

The term “surrender”, when used with respect to Receipts, shall mean (A) one or more book-entry transfers of American Depositary Shares to the DTC account of the Depositary, (B) delivery to the Depositary at its Corporate Trust Office of an instruction to surrender American Depositary Shares not evidenced by a Receipt  or (C) surrender to the Depositary at its Corporate Trust Office of one or more Receipts evidencing American Depositary Shares.

(c)

American Depositary Shares not evidenced by Receipts shall be transferable as uncertificated registered securities under the laws of New York.

(d)

The Depositary shall have a duty to register a transfer, in the case of uncertificated American Depositary Shares, upon receipt from the Owner of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (f) below).  The Depositary, upon surrender of a Receipt for the purpose of exchanging it for uncertificated American Depositary Shares, shall cancel that Receipt and send the Owner a statement confirming that the Owner is the owner of the same number of uncertificated American Depositary Shares that the surrendered Receipt evidenced. The Depositary, upon receipt of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (f) below) from the Owner of uncertificated American Depositary Shares for the purpose of exchanging them for certificated American Depositary Shares, shall execute and deliver to the Owner a Receipt evidencing the same number of certificated American Depositary Shares.

(e)

Upon satisfaction of the conditions for replacement of a Receipt that is mutilated, lost, destroyed or stolen, the Depositary shall deliver to the Owner the American Depositary Shares evidenced by that Receipt in uncertificated form unless otherwise requested by the Owner.

(f)

(i)  The parties acknowledge that the Direct Registration System (“DRS”) and Profile Modification System (“Profile”) shall apply to uncertificated American Depositary Shares upon acceptance thereof to DRS by DTC.  DRS is the system administered by DTC pursuant to which the Depositary may register the ownership of uncertificated American Depositary Shares, which ownership shall be evidenced by periodic statements issued by the Depositary to the Owners entitled thereto.  Profile is a required feature of DRS which allows a DTC participant, claiming to act on behalf of an Owner of American Depositary Shares, to direct the Depositary to register a transfer of those American Depositary Shares to DTC or its nominee and to deliver those American Depositary Shares to the DTC account of that DTC participant without receipt by the Depositary of prior authorization from the Owner to register such transfer.

(ii)  In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties understand that the Depositary will not verify, determine or otherwise ascertain that the DTC participant which is claiming to be acting on behalf of an Owner in requesting a registration of transfer and delivery as described in subsection (i) has the actual authority to act on behalf of the Owner (notwithstanding any requirements under the Uniform Commercial Code).  For the avoidance of doubt, the provisions of Sections 5.03 and 5.08 shall apply to the matters arising from the use of the DRS.  The parties agree that the Depositary’s reliance on and compliance with instructions received by the Depositary through the DRS/Profile System and in accordance with this Deposit Agreement shall not constitute negligence or bad faith on the part of the Depositary.

ARTICLE 3.

Certain Obligations of Owners of Receipts

SECTION 3.01.

Filing Proofs, Certificates and Other Information.

Any person depositing Shares or any Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship, residence, exchange control approval, legal or beneficial ownership or other information relating to the registration on the books of the Company (or the appointed agent of the Company for transfer and registration of Shares) of the Shares presented for deposit, to execute and deliver to the Depositary or the Custodian such certificates, and to make such representations and warranties, as the Depositary may deem necessary or proper or as the Company may require by written request to the Depositary or the Custodian.  The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution or sale of any dividend or other distribution or rights or of the proceeds thereof or the delivery of any Deposited Securities underlying such Receipt until the foregoing is accomplished to the Depositary's reasonable satisfaction.  The Depositary shall provide the Company, in a timely manner, with copies of any such proofs of citizenship or residence, or exchange control approval that it receives.

SECTION 3.02.

Liability of Owner for Taxes.

Any tax, duty or other governmental charge or expense payable by the Custodian, the Depositary or the nominee or nominees of either as the registered holder of any Deposited Securities underlying any Receipt shall be payable by the Owner of such Receipt, who shall pay the amount thereof to the Depositary.  The Depositary may refuse to effect registration of transfer of such Receipt or any transfer and withdrawal of Deposited Securities underlying such Receipt until such payment is made, and may withhold any cash dividends or other cash distributions constituting Deposited Securities underlying such Receipt, or may sell for the account of the Owner thereof any part or all of the other Deposited Securities underlying such Receipt, and may apply such cash or the proceeds of any such sale in payment of any such tax, duty or other governmental charge or expense (and any taxes and expenses arising or incurred as a result of effecting any such sale), the Owner of such Receipt remaining liable for any deficiency.

SECTION 3.03.

Warranties on Deposit of Shares.

Every person depositing Shares under this Deposit Agreement shall be deemed thereby to represent and warrant that such Shares are validly issued and outstanding, fully paid, non-assessable and free of preemptive rights, and that the person making such deposit is duly authorized so to do.  Every such person (other than the Company) shall also be deemed to represent that the deposit of Shares or the sale of the Receipts issued upon such deposit is not restricted under the securities laws of the United States.  All such representations and warranties shall survive the deposit of Shares and issuance or cancellation of Receipts therefor.

SECTION 3.04.

Disclosure of Interests.

To the extent that provisions of or governing any Deposited Securities, the By-laws or applicable law may require the disclosure of beneficial or other ownership of Deposited Securities and  other securities to the Company and the Italian Commission for Companies and the Stock Exchange ("CONSOB") and provide for blocking of Owners' transfer and voting or other rights to enforce such disclosure or limit such ownership, the Depositary shall use its best efforts to comply with Company instructions, as the case may be, as to Receipts in respect of any such enforcement or limitation.  Owners shall comply with all such disclosure requirements and shall cooperate with the Depositary's compliance with any such instructions and by their holding of Receipts are deemed to consent to any such limitation or blocking of rights.

ARTICLE 4.

The Deposited Securities

SECTION 4.01.

Cash Distributions.

Whenever the Depositary or the Custodian shall receive any cash dividend or other cash distribution by the Company in respect of any Deposited Securities, the Depositary or the Custodian shall, subject to the provisions of Section 4.05, as soon as possible convert or cause to be converted such dividend or distribution into U.S. dollars and shall distribute as soon as possible the amount thus received to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively; provided, however, that in the event that the Company, its withholding agent (if any), the Depositary or the Custodian shall be required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes, the amount distributed to the Owner of Receipts for American Depositary Shares representing such Deposited Securities shall be reduced accordingly.  The Depositary shall distribute only such amount, however, as can be distributed without distributing to any Owner a fraction of one cent.  Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Owners entitled thereto.  The Company or the Depositary, as appropriate, will remit to the appropriate governmental agency in Italy all amounts (if any) required to be withheld and owing to such agency.  The Depositary will as soon as possible forward to the Company such information from its records as the Company may reasonably request to enable the Company to file necessary reports with governmental agencies, and either the Depositary, the Custodian or the Company may file any such reports necessary to obtain benefits under any applicable tax treaties for Owners.

SECTION 4.02.

Distributions Other Than Cash or Shares.

Subject to the applicable provisions of this Deposit Agreement, whenever the Depositary shall receive any distribution other than a distribution described in Section 4.01, 4.03 or 4.04, the Depositary shall cause the securities or property received by it or the Custodian to be distributed promptly to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them, respectively, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason (including any securities law requirement or any requirement that the Company, the Depositary or the Custodian withhold an amount on account of taxes) the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including the sale (at public or private sale) of the securities or property thus received, or any part thereof, and the net proceeds of any such sale shall be distributed by the Depositary to the Owners entitled thereto as in the case of a distribution received in cash; provided, however, that no such distribution shall be unreasonably delayed by any act of the Depositary or its agents.

SECTION 4.03.

Distribution in Shares.

(a)

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, subject to the applicable provisions of this Deposit Agreement, the Depositary may, with the approval of the Company, and shall, if the Company shall so request, distribute promptly to the Owners of outstanding Receipts entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them, respectively, additional Receipts for an aggregate number of American Depositary Shares representing the number of Shares received as such dividend or distribution, subject to the terms and conditions of this Deposit Agreement including with respect to the deposit of Shares and the withholding of any tax or other governmental charge.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary shall sell the amount of Shares represented by the aggregate of such fractions and distribute promptly the net proceeds, all in the manner and subject to the conditions described in Section 4.02. If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

(b)

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities an option to elect to receive dividends in fully paid Shares instead of cash, the Depositary and the Company agree to consult to determine whether such option will be made available to the Owners of Receipts and, if such option is to be made available to Owners, the procedures to be followed.

SECTION 4.04.

Rights.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall, after consultation with the Company, have discretion as to the procedure to be followed in making such rights available to the Owners of Receipts or in disposing of such rights on behalf of such Owners and making the net proceeds available in U.S. dollars to such Owners; provided, however, that the Depositary will, if requested by the Company, take action as follows:

(i)

if at the time of the offering of any rights the Depositary determines that it is lawful and feasible to make such rights available to all Owners, or to certain Owners but not to other Owners, by means of warrants or otherwise, the Depositary shall distribute promptly to any Owner entitled thereto to whom it determines the distribution to be lawful and feasible warrants or other instruments therefor in such form as it may determine, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them, respectively, or employ such other method as it may deem feasible in order to facilitate the exercise, sale or transfer of rights by such Owners; or

(ii)

if at the time of the offering of any rights the Depositary determines that it is not lawful or not feasible to make such rights available to all or any Owners by means of warrants or otherwise, or if the rights represented by such warrants or such other instruments are not exercised and appear to be about to lapse, the Depositary will use its best efforts to sell such rights or such warrants or other instruments in proportion to the number of American Depositary Shares held by Owners to whom it has determined that it may not lawfully or feasibly make such rights available at public or private sale, at such place or places and upon such terms as it may deem proper, and will allocate the proceeds of such sales for account of the Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practicable basis without regard to any distinctions among such Owners because of exchange restrictions, the date of delivery of any Receipt or Receipts or otherwise.

In circumstances in which rights would otherwise not be distributed, if an Owner requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner, the Depositary shall make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law. Upon instruction pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Company shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary shall cause the Shares so purchased to be deposited, and shall execute and deliver Receipts to such Owner, pursuant to the other provisions of this Agreement.

If a registration statement under the Securities Act of 1933 is required with respect to the securities to which any rights relate in order for the Company to offer such rights to Owners and sell the securities represented by such rights, the Depositary shall not offer such rights to Owners having an address in the United States (as defined in Regulation S) unless and until such a registration statement is in effect, or unless the offering and sale of such securities and such rights to such Owners are exempt from registration under the provisions of such Act.  If an Owner requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Company upon which the Depositary may rely that such distribution to such Owner is exempt from such registration.

Nothing in this Deposit Agreement shall create any obligation on the part of the Company to file a registration statement with respect to any rights or securities or to endeavor to have any such registration statement declared effective.

SECTION 4.05.

Conversion of Foreign Currency.

Whenever the Depositary or the Custodian shall receive foreign currency, by way of dividends or other distributions or as the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into U.S. dollars and the resulting U.S. dollars transferred to the United States, the Depositary shall, as soon as possible, convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into U.S. dollars, and such U.S. dollars shall be distributed as soon as possible to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such U.S. dollars, then to the holders of such warrants and/or instruments, as applicable, upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions or otherwise and shall be net of any expenses of conversion into U.S. dollars incurred by the Depositary as provided in Section 5.09.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall promptly file such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary or the Custodian is not convertible in whole or in part on a reasonable basis into U.S. dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary shall (a) as to that portion of the foreign currency that is convertible into U.S. dollars, make such conversion and, if permitted by applicable law, transfer such U.S. dollars to the United States for distribution to Owners in accordance with the first paragraph of this Section 4.05 and (b) as to the nonconvertible balance, if any, (i) if requested in writing by an Owner, distribute or cause the Custodian to distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary or Custodian to such Owner and (ii) the Depositary shall hold or shall cause the Custodian to hold any amounts of nonconvertible foreign currency not distributed pursuant to the immediately preceding subclause (i) uninvested and without liability for interest thereon for the respective accounts of the Owners entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some Owners entitled thereto, the Depositary may in its discretion make such conversion and distribution in U.S. dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance for the respective accounts of, the Owners entitled to receive the same uninvested and without liability for interest thereon.

SECTION 4.06.

Fixing of Record Date.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued, with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, the Depositary shall, after consultation with the Company, fix a record date, which date shall to the extent practicable be the same as the record date fixed by the Company, for the determination of the Owners who shall be entitled to receive such dividend, distribution or rights, or the net proceeds of the sale thereof, or to give instructions for the exercise of voting rights at any such meeting or to receive American Depositary Shares that will represent the changed number of Shares.  Subject to the provisions of Sections 4.01 through 4.04 and to the other terms and conditions of this Deposit Agreement, the Owners on such record date shall be entitled to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds of sale thereof or to give voting instructions in proportion to the number of American Depositary Shares held by them, respectively.

SECTION 4.07.

Voting of Deposited Securities and Attendance at Meetings.

As soon as practicable after receipt of notice of any meeting or solicitation of proxies of holders of Shares or other Deposited Securities, if requested in writing by the Company, the Depositary shall, as soon as practicable thereafter, mail to the Owners a notice in English pursuant to Section 5.06, the form of which notice shall be in the sole discretion of the Depositary, which shall contain (a) such information as is contained in such notice of meeting (or if requested by the Company a summary of such information provided by the Company), (b) a statement that the Owners as of the close of business on a specified record date (the “Specified Record Date”) will be entitled, subject to any applicable provisions of Italian law and of the By-laws of the Company (which provisions, if any, shall be summarized in such notice to the extent that such provisions are material), to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American Depositary Shares and summaries in English of any materials or other documents provided by the Company for the purpose of enabling Owners to give voting instructions, (c) a statement as to the manner in which such instructions may be given, (d) a statement that the Owners on the Specified Record Date may request the Depositary to obtain permission from the Company for such Owners to attend, but not vote or speak at, such meeting, and (e) a statement as to the manner in which such Owners may request from the Depositary or the Custodian an admission ticket for such meeting (solely to attend, but not vote or speak at, such meeting).  Upon the written request of an Owner on the Specified Record Date, received on or before the date established by the Depositary for such purpose, the Depositary shall endeavor, insofar as practicable, to vote or cause to be voted the amount of Shares or other Deposited Securities represented by the American Depositary Shares evidenced by such Receipt in accordance with the instructions set forth in such request.  The Depositary shall not itself exercise any voting discretion over any Deposited Securities.  Upon the written request of an Owner on the Specified Record Date, which request is received on or before the date established by the Depositary for such purpose, the Depositary or the Custodian shall (a) as early as practicable prior to such meeting issue, grant or cause to be granted, to such Owner an admission ticket (in the form provided by the Company) for such meeting and (b) notify the Company of the identity of such Owner, to the extent such identity is known to the Depositary, as promptly as practicable thereafter.

Subject to the rules of any securities exchange on which American Depositary Shares or the Deposited Securities represented thereby are listed, the Depositary shall, if requested in writing by the Company, deliver at least two (2) business days prior to the date of such meeting, to the attention of the Company’s Chairman, copies of all instructions received from Owners in accordance with which the Depositary will vote, or cause to be voted, the Deposited Securities represented by the American Depositary Shares evidenced by such Receipts at such meeting.  Delivery of instructions will be made at the expense of the Company (unless otherwise agreed in writing by the Company and the Depositary) provided that payment of such expense shall not be a condition precedent to the obligations of the Depositary under this section.

If no instructions are received by the Depositary from any Owner with respect to any of the Deposited Securities represented by the American Depositary Shares evidenced by such Owner's Receipts on or before the date established by the Depositary for such purpose, the Depositary will not exercise the voting rights, if any, pertaining to such Deposited Securities.

In order to give Owners a reasonable opportunity to instruct the Depositary as to the exercise of voting rights relating to Deposited Securities, the Company shall give the Depositary notice of shareholders' meetings not less than 40 days prior to the meeting date.

SECTION 4.08.

Changes Affecting Deposited Securities.

Upon any change in nominal or par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which it is a party, any securities received by the Depositary or the Custodian in exchange for or in conversion of or in respect of Deposited Securities, shall be treated as new Deposited Securities under this Deposit Agreement, and American Depositary Shares shall thenceforth represent the right to receive the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may with the approval of the Company, and shall if the Company shall so request, execute and deliver additional Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

In a reasonable amount of time prior to the occurrence of any such change, conversion or exchange covered by this Section in respect of the Deposited Securities, the Company shall notify the Depositary in writing of such occurrence and, as soon as practicable after receipt of such notice from the Company, the Depositary shall give notice thereof to all Owners of Receipts.

SECTION 4.09.

Reports.

The Depositary shall make available for inspection by Owners at the Corporate Trust Office, and at any other designated transfer offices, English language versions of any reports and communications received from the Company which are both (a) received by the Depositary or the Custodian or the nominee of either of them as the holder of the Deposited Securities, and (b) made generally available to the holders of such Deposited Securities by the Company.  The Depositary shall also send to Owners copies of such reports when furnished by the Company pursuant to Section 5.06.

In addition, upon notice that the Company has not furnished the Commission or any other securities regulatory authority or stock exchange with any public reports, documents or other information as required by the Securities Exchange Act of 1934, foreign law or otherwise, the Depositary shall furnish promptly to the Commission copies of all annual or other periodic reports and other notices or communications which the Depositary, the Custodian or the nominee of either receives from the Company as holder of the Deposited Securities or pursuant to Section 5.06 and which are not so furnished to or filed with the Commission pursuant to any other requirement of the Commission or to or with such other securities regulatory authority or stock exchange.

SECTION 4.10.

Lists of Receipt Owners.

As soon as possible upon request by the Company, the Depositary shall furnish to the Company a list, as of the date or a specified date in the future, of the names and addresses of, and holdings of American Depositary Shares by, all persons in whose names Receipts are registered on the books of the Depositary.

SECTION 4.11.

Withholding.

Notwithstanding any other provision of this Deposit Agreement, if the Depositary determines that any distribution in property, other than cash, (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary or the Custodian is obligated to withhold, the Depositary may dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay such taxes or charges, by public or private sale, and the Depositary shall distribute the net proceeds of any such sale or the balance of any such property after deduction of such taxes to the Owners entitled thereto in the manner described in Section 4.01 or Section 4.02, as the case may be.

Notwithstanding any other provision of this Deposit Agreement, in connection with any distribution to Owners pursuant to Section 4.01 or Section 4.02 of this Deposit Agreement or otherwise, the Depositary shall withhold, or shall cause its Custodian to withhold, from such distribution and remit to the appropriate governmental authority or agency all amounts, if any, owing to such governmental authority or agency.  The Depositary shall comply, and shall cause its Custodian to comply, with the requirement of Italian law relating to withholding tax on dividend payments as in effect from time to time and with the procedures for retaining withholding tax pursuant to any applicable treaty to which Italy is a party, as may be set forth in a side letter, if any, entered into between the Company and the Depositary from time to time.  The Depositary and its Custodian may be released from their obligations to withhold governmental taxes and charges and remit the same to the appropriate governmental authority or agency as imposed pursuant to this paragraph only with the prior consent of the Company.

ARTICLE 5.

The Depositary, the Custodian and the Company

SECTION 5.01.

Maintenance of Office and Transfer Books by the Depositary.

Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain as its transfer office in the Borough of Manhattan, The City of New York, facilities for the execution and delivery, registration, registration of transfer and surrender of Receipts in accordance with the provisions of this Deposit Agreement.

The Depositary shall keep books at such transfer office for the registration of Receipts and transfer of Receipts which at all reasonable times shall be open for inspection by the Owners and the Company; provided that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Company or a matter related to this Deposit Agreement, the Receipts, the Shares or the By-laws.

The Depositary may close the transfer books (a) after consultation with the Company, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder or (b) at the request of the Company.

If any Receipts or the American Depositary Shares evidenced thereby are listed on one or more stock exchanges in the United States, the Depositary shall act as Receipt Registrar, unless any other bank or trust company having an office in the Borough of Manhattan, The City of New York, shall have been appointed by the Company.  Upon the request or with the approval of the Company, the Depositary may appoint a Receipt Registrar or one or more co-registrars for registration of such Receipts in accordance with any requirements of such exchange or exchanges.  Such Receipt Registrar or co-registrars may be removed and a substitute or substitutes appointed by the Depositary upon the request or with the approval of the Company.

The Depositary, upon the request or with the approval of the Company, may appoint one or more co-transfer agents for the purpose of effecting transfers, combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary.  Such co-transfer agents may be removed by the Depositary upon the request or with the approval of the Company and substitutes appointed by the Depositary upon the request or with the approval of the Company.  Each Receipt Registrar, co-registrar or co-transfer agent appointed under this Section 5.01 shall give notice in writing to the Company and the Depositary accepting such appointment and agreeing to be bound by the applicable terms of this Deposit Agreement.  In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Owners or persons entitled thereto but only to the extent that the Depositary would in similar circumstances be entitled so to require.

The Company shall have the right to inspect transfer and registration records of the Depositary relating to Receipts, to take copies thereof and to require the Depositary, the Receipt Registrar and any co-transfer agents or co-registrars to supply copies of such portions of such records as the Company may request.

SECTION 5.02.

Prevention or Delay in Performance by the Depositary or the Company.

Neither the Depositary nor the Company, nor any of their respective directors, employees, agents or affiliates, shall incur any liability to any Owner if, by reason of any provision of any present or future law of the United States, Italy or any other country, or of any other governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the By-laws or by reason of any act of God or war or other circumstance beyond its control, the Depositary or the Company or any of their respective directors, employees, agents or affiliates shall be prevented or forbidden from or be subject to any civil or criminal penalty on account of doing or performing any act or thing which by the terms of this Deposit Agreement it is provided or contemplated shall be done or performed; nor shall the Depositary or the Company or any of their respective directors, employees, agents or affiliates incur any liability to any Owner by reason of any nonperformance or delay, caused as aforesaid, in performance of any act or thing which by the terms of this Deposit Agreement it is provided or contemplated shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement or the By-laws.

SECTION 5.03.

Obligations of the Depositary and the Company.

The Depositary assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to Owners (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

The Company assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to Owners, except that it agrees to perform its obligations set forth in this Deposit Agreement without negligence or bad faith.

Absent the negligence or bad faith, of, respectively, the Company and the Depositary, the Company and the Depositary shall not be liable for the failure of any Owner or beneficial owner of Receipts to receive any tax benefit under applicable law or tax treaties.  Neither the Company nor the Depositary shall be liable for any acts or omissions of any other party in connection with any attempt to obtain any such benefit, and pursuant to this Agreement the Owners and beneficial owners of Receipts agree that they will be bound by any deadline established by the Company and the Depositary in connection with any such attempt.

Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.

Neither the Depositary nor the Company shall be liable for any action or non-action by it in reliance upon the advice of or information from legal counsel, accountants, any governmental authority, any person presenting Shares for deposit, any Owner, or any other person believed by it in good faith to be competent to give such advice or information.

The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities or for the manner in which any such vote is cast or for the effect of any such vote, provided that any such action or non-action is in good faith.

Subject to the By-laws and this Deposit Agreement, the Depositary may own and deal in any class of securities of the Company and its affiliates and in Receipts.

The Depositary shall not be liable to Owners for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that the Depositary exercised its best judgment in good faith while it acted as Depositary.

No disclaimer of liability under the federal securities laws of the United States, including without limitation, the Securities Act of 1933, is intended by any provision of this Deposit Agreement.

SECTION 5.04.

Resignation and Removal of the Depositary; Appointment of Successor Depositary.

(a)

The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

(b)

The Depositary may at any time be removed as Depositary by the Company by written notice of such removal effective upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

(c)

In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall use reasonable efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York.  Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due to it and on the written request of the Company shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, and such predecessor shall thereupon duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the Owners of all outstanding Receipts, together with copies of such records in relation to the Receipts as the Company may reasonably request.  Any such successor depositary shall mail notice of its appointment within thirty (30) days to the Owners.

(d)

Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act.

SECTION 5.05.

The Custodian.

The Depositary has appointed Banca Commerciale Italiana S.p.A. as Custodian and agent of the Depositary for the purposes of this Deposit Agreement.  The Custodian in acting hereunder shall be subject at all times and in all respects to the directions of the Depositary and shall be responsible solely to it and the Depositary undertakes to procure compliance by the Custodian with the applicable provisions of this Deposit Agreement.  The Custodian may resign and be discharged from its duties hereunder by notice of such resignation delivered to the Depositary at least thirty (30) days prior to the date on which such resignation is to become effective.  The Depositary shall, promptly after receiving such notice, appoint a substitute custodian approved by the Company (such approval not to be unreasonably withheld), which shall thereafter be the Custodian hereunder; provided that such substitute Custodian shall be qualified as an intermediary pursuant to the Decree and the Regulation.  Whenever the Depositary in its discretion determines that it is in the best interest of the Owners to do so, it may appoint a substitute custodian approved by the Company (such approval not to be unreasonably withheld), which shall thereafter be the Custodian hereunder, and upon demand of the Depositary the previous Custodian shall deliver the Deposited Securities held by it to such substitute custodian.  Each such substitute custodian shall deliver to the Depositary forthwith upon its appointment an acceptance of such appointment satisfactory in form and substance to the Depositary and the Company.  Immediately upon any such change, the Depositary shall give notice thereof in writing to all Owners.

Upon the appointment of any successor ~~Depositary~~depositary hereunder, the Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor ~~Depositary~~depositary and the appointment of such successor ~~Depositary~~depositary shall in no way impair the authority of the Custodian hereunder; but the successor ~~Depositary~~depositary so appointed shall, nevertheless, on the written request of the Custodian, execute and deliver to the Custodian all such instruments as may be proper to give the Custodian full and complete power and authority as agent hereunder of such successor ~~Depositary~~depositary.

SECTION 5.06.

Notices and Reports.

On or before the first date on which the Company gives notice, by publication or otherwise, of any meeting of holders of Shares or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions or the offering of any rights in respect of Deposited Securities, the Company agrees to transmit to the Custodian and the Depositary a copy in English of the notice thereof in the form given or to be given to holders of Shares or other Deposited Securities.  The Company will also promptly transmit to the Depositary and the Custodian an English language version of any report, notice or other communication it makes generally available to holders of Deposited Securities, including, without limitation, and until such time as the Company in its discretion shall determine otherwise, (i) an annual report that contains a description of operations and annual audited consolidated financial statements prepared in conformity with Italian generally accepted accounting principles (together with a reconciliation of certain line items contained in such financial statements with United States generally accepted accounting principles) and (ii) interim reports that contain unaudited semi-annual consolidated financial statements prepared in conformity with Italian generally accepted accounting principles (together with a reconciliation of certain line items contained in such financial statements with United States generally accepted accounting principles).

The Depositary will arrange for the prompt transmittal by the Custodian to the Depositary of such notices and any other reports and communications which are made generally available by the Company to holders of Shares and delivered to the Depositary by the Company pursuant to this Section 5.06, and arrange for the mailing of copies thereof to all Owners or, at the request of the Company, make such notices, reports and communications available to all Owners on a basis similar to that for holders of Shares, or on such other basis as the Company may advise the Depositary may be required by any applicable law or regulation or any requirement of any stock exchange to which the Company may be subject.  Prior to the date hereof, the Company shall have transmitted to the Custodian a copy (in English or with an English translation) of the By-laws.  Thereafter, promptly upon any amendment thereto or change therein, the Company shall transmit to the Custodian a copy (in English or with an English translation) of the By-laws as so amended or changed.  The Depositary may rely upon such copies for all purposes of this Deposit Agreement.  The Depositary will make such copies, a copy of this Deposit Agreement and such notices, reports and communications available for inspection by Owners at the Corporate Trust Office, at the office of the Custodian and at any other designated transfer offices.

SECTION 5.07.

Issuance of Additional Shares.

The Company agrees that in the event of any issuance of (1) additional Shares, (2) rights to subscribe for Shares, (3) securities convertible into or exchangeable for Shares, or (4) rights to subscribe for such securities, it will take all steps reasonably necessary to ensure that no violation by the Company or the Depositary of the Securities Act of 1933 will result from such issuance.

The Company agrees with the Depositary that neither the Company nor any company controlled by the Company will at any time deposit any Shares, either upon original issuance or upon a sale of Shares previously issued and reacquired by the Company or by any company under the control of the Company, unless a registration statement is in effect as to such Shares under the Securities Act of 1933 or the offer or sale of such Shares is exempt from registration under the provisions of the Securities Act of 1933 or the transaction is exempt under such Act.

The Depositary will comply with written instructions of the Company not to accept for deposit hereunder any Shares identified in such instructions at such times and under such circumstances as may be specified in such instructions in order to facilitate the Company's compliance with the securities laws of the United States.

SECTION 5.08.

Indemnification.

(a)

The Company agrees to indemnify the Depositary and the Custodian against, and hold each of them harmless from, any liability or expense (including reasonable fees and expenses of counsel) which may arise out of any registration with the Commission of Receipts, American Depositary Shares or Deposited Securities or the offer or sale thereof in the United States or out of acts performed or omitted in accordance with the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or the Custodian, except for any liability or expense arising out of the negligence or bad faith of either of them, and, except to the extent that such liability or expense arises out of information relating to the Depositary or the Custodian, as applicable, furnished in writing to the Company by the Depositary or the Custodian, as applicable, expressly for use in any registration statement, proxy statement, prospectus (or placement memorandum) or preliminary prospectus (or preliminary placement memorandum) relating to the American Depositary Shares or the Shares represented thereby, or omissions from such information or (ii) by the Company or any of its agents.

(b)

The indemnities contained in the preceding paragraph shall not extend to any liability or expense which arises solely out of a Pre-Release (as defined in Section 2.09) of a Receipt or Receipts and which would not otherwise have arisen had such Receipt or Receipts not been the subject of a Pre-Release; provided, however, that the indemnities provided in the preceding paragraph shall apply to any such liability or expense (i) to the extent that such liability or expense would have arisen had a Receipt or Receipts not been the subject of a Pre-Release, or (ii) which may arise out of any misstatement or alleged misstatement or omission or alleged omission in any registration statement, proxy statement, prospectus (or placement memorandum) or preliminary prospectus (or preliminary placement memorandum) relating to the offer or sale of Shares, except to the extent any such liability or expense arises out of information relating to the Depositary or any Custodian, as applicable, furnished in writing to the Company by the Depositary or any Custodian, as applicable, and not materially changed or altered by the Company, expressly for use in any of the foregoing documents, or material omissions from such information.

(c)

The Depositary agrees to indemnify the Company and to hold it harmless from any liability or expense (including fees and expenses of counsel) which may arise out of acts performed or omitted to be performed by the Depositary or Custodian due to their negligence or bad faith.

(d)

Any person seeking indemnification hereunder (an "Indemnified Person") shall notify the person from whom it is seeking indemnification (the "Indemnifying Person") of the commencement of any indemnifiable action or claim promptly after such Indemnified Person becomes aware of such commencement and shall consult in good faith with the Indemnifying Person as to the conduct of the defense of such action or claim, which defense shall be reasonable under the circumstances.  No Indemnifying Person shall compromise or settle any action or claim without the consent in writing of the Indemnified Person.

(e)

The obligations set forth in this Section 5.08 shall survive the termination of this Deposit Agreement and the succession or substitution of any person indemnified hereby.

SECTION 5.09.

Charges of Depositary.

The Company agrees to pay the fees~~, reasonable expenses~~ and out~~-~~-of~~-~~-pocket ~~charges~~expenses of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  ~~The Depositary shall present its statement for such charges and expenses to the Company once every three months.  The charges and expenses of the Custodian are for the sole account of the Depositary.~~

The following charges shall be incurred by any party depositing or withdrawing Shares or by any ~~Owner~~party surrendering ~~Receipts~~American Depositary Shares or to whom ~~Receipts~~American Depositary Shares are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the ~~Receipts~~American Depositary Shares or Deposited Securities or a ~~distribution of Receipts~~delivery of American Depositary Shares pursuant to Section 4.03 ~~hereof), whichever are~~), or by Owners, as applicable:  (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Company ~~(or the appointed agent of the Company for transfer and registration of Shares)~~or Foreign Registrar and applicable to transfers of Shares to or from the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05, (5) a fee ~~not in excess~~ of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the ~~execution and~~ delivery of ~~Receipts~~American Depositary Shares pursuant to Section 2.03, ~~the execution and delivery of Receipts pursuant to Section~~ 4.03 or 4.04 and the surrender of ~~Receipts~~American Depositary Shares pursuant to Section ~~2.05,~~2.05 or 6.02, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to ~~the~~this Deposit Agreement, including, but not limited to~~,~~ Sections 4.01 through 4.04 hereof, ~~except for distributions of cash dividends, and~~ (7) a fee for the distribution of securities pursuant to Section 4.02, such fee ~~(to be deducted from such proceeds)~~ being in an amount equal to the fee for the ~~issuance~~execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit ~~by Owners~~ of such securities (for purposes of this clause ~~(~~7~~)~~ treating all such securities as if they were Shares)~~,~~ but which securities are instead distributed by the Depositary to Owners~~.~~, (8) in addition to any fee charged under clause 6, a fee of $.02 or less per American Depositary Share (or portion thereof) for depositary services, which will accrue on the last day of each calendar year and which will be payable as provided in clause 9 below and (9) any other charges payable by the Depositary, any of the Depositary's agents, including the Custodian, or the agents of the Depositary's agents in connection with the servicing of Shares or other Deposited Securities (which charge shall be assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.06 and shall be payable at the sole discretion of the Depositary by billing such Owners for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

~~SECTION 5.10.~~

~~Available Information to the Commission.~~

~~The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, and accordingly, is required to file certain reports with the Commission.  Such reports and other information may be inspected and copied at the public reference facilities maintained by the Commission located at the date hereof at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549.~~

The Depositary, subject to Section 2.09 hereof, may own and deal in any class of securities of the Company and its affiliates and in American Depositary Shares.

SECTION 5.10.

~~SECTION 5.11.~~ Exclusivity.

The Company agrees not to appoint any other depositary for the issuance of Receipts so long as The Bank of New York is acting as Depositary hereunder, subject, however, to the rights of the Company under Section 5.04.

ARTICLE 6.

Amendment and Termination

SECTION 6.01.

Amendment.

The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary in any respect that they may deem necessary or desirable.

Any amendment which shall impose or increase any fees or charges (other than taxes (including, without limitation, stamp taxes) and other governmental charges), or which shall otherwise prejudice any substantial existing right of Owners of Receipts shall, however, not become effective as to outstanding Receipts until the expiration of thirty (30) days after notice of such amendment shall have been given to the Owners of outstanding Receipts, provided that the parties hereto agree that any amendments which do not impose or increase any fees or charges to be borne by Owners shall be deemed not to prejudice any substantial rights of Owners.  Every Owner of a Receipt at the time any such amendment so becomes effective, shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement or the Receipts or both of them, as applicable, as amended thereby.  In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

SECTION 6.02.

Termination.

The Depositary shall at any time at the direction of the Company (which shall be confirmed in writing) terminate this Deposit Agreement by mailing notice of such termination to the Owners of all Receipts then outstanding at least thirty (30) days prior to the date fixed in such notice for such termination.  The Depositary may terminate this Deposit Agreement if at any time ninety (90) days shall have expired after the Depositary shall have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.04, such termination to become effective by the Depositary mailing notice of such termination to Owners of all Receipts then outstanding at least thirty (30) days prior to the date fixed in such notice for such termination.  On and after the date of termination, the Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.05, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to such Owner or upon such Owner's order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.  If any Receipts shall remain outstanding after the date of termination of this Deposit Agreement, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall, in accordance with and subject to the provisions of this Deposit Agreement, (a) continue to collect dividends and other distributions pertaining to Deposited Securities, (b) sell rights as provided in this Deposit Agreement and (c) continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary.  At any time after the expiration of two years from the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash, after deducting, in each case, the applicable fees and expenses of the Depositary and applicable taxes or governmental charges and except as provided in Section 5.08. Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.08 and 5.09 hereof.

ARTICLE 7.

Miscellaneous

SECTION 7.01.

Counterparts.

This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts shall constitute one and the same instrument.  Copies of this Deposit Agreement shall be filed with the Depositary and the Custodian and shall be open to inspection by any Owner during business hours.

SECTION 7.02.

No Third Party Beneficiaries.

This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

SECTION 7.03.

Severability.

In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

SECTION 7.04.

Owners as Parties; Binding Effect.

The Owners of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the By-laws and of the Receipts by acceptance of the Receipts.  Each Owner agrees that, by accepting a Receipt, such Owner shall hold such Receipt subject to, and with the obligations of, the provisions hereof, the By-laws and the Shares.

SECTION 7.05.

Notices.

(a)

To the Company.  Any and all notices to be given to the Company shall be deemed to have been duly given if personally delivered or sent by mail or air courier or by cable, telex or facsimile transmission confirmed by letter, addressed to the Company at Via Cavalieri Ducati 3, 40132 Bologna, Italy, or to any other person or place as shall be specified in writing by the Company.

(b)

To the Depositary.  Any and all notices to be given to the Depositary shall be deemed to have been duly given if personally delivered or sent by mail or air courier or by cable, telex or facsimile transmission confirmed by letter, addressed to The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: ADR Division, 22nd Floor, or to any other place to which the Depositary may have transferred the Corporate Trust Office.

(c)

To any Owner.  Any and all notices to be given to any Owner shall be deemed to have been duly given if personally delivered or sent by mail or air courier or by cable, telex or facsimile transmission confirmed by letter, addressed to such Owner at the address of such Owner as it appears on the transfer books of the Depositary, or, if such Owner shall have filed with the Depositary a written request that notices intended for such Owner be mailed to some other address, at the address designated in such request.

(d)

General.  Delivery of a notice sent to the Company or the Depositary shall be deemed to be effected when received.  Delivery of a notice sent to an Owner by mail or air courier or by cable, telex or facsimile transmission shall be deemed to be effected at the time when a duly addressed letter containing such notice (or a confirmation thereof in the case of a cable, telex or facsimile transmission) is deposited, postage prepaid, in a post office letter box.  The Depositary or the Company may, however, act upon any cable, telex or facsimile transmission received by it from the other or from any Owner, notwithstanding that such cable, telex or facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

SECTION 7.06.

Submission to Jurisdiction:  Appointment of Agent for Service of Process.

The Company hereby (i) irrevocably designates and appoints CT Corporation System, in the State of New York, as the Company's authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Shares of Deposited Securities, the American Depositary Shares, the Receipts or this Agreement, (ii) consents and submits to the jurisdiction of any state or federal court in the Borough of Manhattan, City and State of New York in which any suit or proceeding may be instituted and waives, to the fullest extent that it may effectively do so, any objection which it may now or hereafter have to the laying of venue in any such proceeding, and (iii) agrees that service of process upon said authorized agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.  The Company agrees to deliver, upon the execution and delivery of this Deposit Agreement, a written acceptance by such agent of its appointment as such agent.  The Company further agrees to take any and all action, including the filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment in full force and effect for so long as any American Depositary Shares or Receipts remain outstanding or this Agreement remains in force.  In the event the Company fails to continue such designation and appointment in full force and effect, the Company hereby waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, direct to the Company at its address last specified for notices hereunder, and service so made shall be deemed completed five (5) days after the same shall have been so mailed.

SECTION 7.07.

Governing Law.

This Deposit Agreement and the Receipts shall be interpreted in accordance with, and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by, the laws of the State of New York.

SECTION 7.08.

Headings.

Headings contained herein are included for convenience only and are not to be used in construing or interpreting any provision hereof.

SECTION 7.09.

Compliance with U.S. Securities Laws.

Notwithstanding anything in this Deposit Agreement to the contrary, the Company and the Depositary each agree that it will not exercise any of their respective rights under this Deposit Agreement to prevent the withdrawal or delivery of Deposited Securities in a manner which would violate the U.S. securities laws, including, but not limited to, Section I.A.(1) of the General Instructions to the Form F-6 Registration Statement, as amended from time to time, under the Securities Act of 1933.

IN WITNESS WHEREOF, DUCATI MOTOR HOLDING S.p.A. and THE BANK OF NEW YORK have duly executed this Deposit Agreement as of the day and year first above set forth and all Owners of Receipts shall become parties hereto upon acceptance by them of Receipts issued in accordance with the terms hereof.

DUCATI MOTOR HOLDING S.p.A.

By:___________________________

Name:

Title:

THE BANK OF NEW YORK

By:___________________________

Name:

Title:

Exhibit A to Deposit Agreement

No.

AMERICAN DEPOSITARY SHARES
(Each American Depositary Share represents ten (10) deposited Shares)

THE BANK OF NEW YORK

AMERICAN DEPOSITARY RECEIPT

FOR ORDINARY SHARES, ~~NOMINAL~~WITH NO PAR VALUE ~~OF LIT 1,000 PER SHARE~~

OF

DUCATI MOTOR HOLDING S.P.A.

(ORGANIZED UNDER THE LAWS OF ITALY)

The Bank of New York as depositary (hereinafter called the "Depositary"), hereby certifies that             , or registered assigns IS THE OWNER OF

AMERICAN DEPOSITARY SHARES

representing deposited ordinary shares (herein called "Shares") of Ducati Motor Holding S.p.A., a joint stock company (Società per Azioni) organized under the laws of Italy (herein called the "Company").  At the date hereof, each American Depositary Share represents ten (10) Shares which is either deposited or subject to deposit under the deposit agreement at the office of Banca Commerciale Italiana S.p.A., Piazza della Scala, Milan 20121, Italy, (herein called the "Custodian").  The Depositary's Corporate Trust Office is located at a different address than its principal executive office.  Its Corporate Trust Office is located at 101 Barclay Street, New York, N.Y. 10286, and its principal executive office is located at One Wall Street, New York, N.Y. 10286.

THE DEPOSITARY'S CORPORATE TRUST OFFICE IS

101 BARCLAY STREET,

NEW YORK, NEW YORK 10286.

1.

THE DEPOSIT AGREEMENT.

This American Depositary Receipt is one of an issue (the "Receipts"), all issued and to be issued upon the terms and conditions set forth in the Deposit Agreement, dated as of March 31, ~~1999~~1999, as amended and restated as of _____________, 2007 (the "Deposit Agreement"), by and among the Company, the Depositary and all Owners from time to time of Receipts issued thereunder (the "Owners"), each of whom by accepting a Receipt agrees to become a party thereto and becomes bound by all the terms and provisions thereof.  The Deposit Agreement sets forth the rights and obligations of Owners and the rights and duties of the Depositary in respect of Shares deposited thereunder and any and all other securities, property and cash received at any time in respect or in lieu of such Shares and held thereunder (such Shares, securities, property and cash, collectively, "Deposited Securities").  Copies of the Deposit Agreement and the Company's By-laws are on file at the office of the Depositary for the administration of its American depositary receipt business (the "Depositary's Office") and with the Securities and Exchange Commission.  The statements made on the face and the reverse of this Receipt are summaries of certain provisions of the Deposit Agreement, and are qualified by and subject to the detailed provisions of the Deposit Agreement, to which reference is hereby made.

2.

SURRENDER OF RECEIPTS AND WITHDRAWAL OF DEPOSITED SECURITIES.

Upon surrender at the Corporate Trust Office of the Depositary of a Receipt for the purpose of withdrawal of the Deposited Securities represented thereby, and upon payment of the fee of the Depositary for the surrender of Receipts against withdrawal of the Deposited Securities and of all taxes, duties and other governmental charges and fees payable in connection with such withdrawal, and subject to the terms and conditions of the Deposit Agreement, the By-laws and the Deposited Securities, the Owner of such Receipt shall be entitled to delivery, to such Owner or upon the order of such Owner of the amount of Deposited Securities at the time represented by the American Depositary Shares evidenced by such Receipt. Delivery of such Deposited Securities may be made  by (i) book-entry transfer of such Deposited Securities to an account in the name of the Owner or such other name as the Owner may direct, or (ii) physical delivery of such Deposited Securities, to or upon the order of the Owner of the surrendered Receipt.  Such delivery shall be made as herein provided without unreasonable delay.

A Receipt surrendered for such purpose may be required by the Depositary to be properly endorsed in blank or accompanied by proper instruments of transfer in blank, and the Owner thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause (i) the electronic transfer in book-entry form of the Shares represented by such Receipt to an account in the name of the Owner or such other name as the Owner may direct and (ii) cause the Deposited Securities being withdrawn to be physically delivered to or upon the written order of a person or persons designated in such order.  Thereupon the Depositary shall direct the Custodian to deliver at the Italian office of the Custodian, subject to Sections 2.06, 3.01, 3.02 and 3.04 of the Deposit Agreement and pursuant to the other terms and conditions of the Deposit Agreement and the By-laws, to or upon the written order of the person or persons designated in the order delivered to the Depositary as above provided, the Deposited Securities at the time evidenced by such Receipt, except that the Depositary may, in its discretion, make delivery to such person or persons at the Corporate Trust Office of any evidence of transfer, cash, dividends, distributions or rights with respect to the Deposited Securities evidenced by such Receipt, or of any proceeds of sale of any such cash, dividends, distributions or rights, which may at the time be held by the Depositary. Notwithstanding any other provision of this paragraph, delivery of any Shares comprising the Deposited Securities shall be in electronic book-entry form through the facilities of Monte Titoli or otherwise in accordance with Italian law.   At the request, risk and expense of any Owner so surrendering a Receipt, and for the account of such Owner, the Depositary shall direct the Custodian to forward any cash, rights (subject to Section 4.04 of the Deposit Agreement) or other property comprising, and forward any certificate or certificates and other proper documents of title for, the Deposited Securities evidenced by such Receipt to the Depositary for delivery at the Corporate Trust Office of the Depositary.  Such direction shall be given by letter or, at the request, risk and expense of such Owner, by cable, telex or facsimile transmission.

3.

TRANSFER OF RECEIPTS, COMBINATIONS AND SPLIT-UPS OF RECEIPTS; LIMITATIONS.

The Depositary, subject to the terms and conditions of the Deposit Agreement, shall register transfers on its transfer books from time to time of Receipts, upon any surrender at any of its designated transfer offices of a Receipt by the Owner in person or by duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer, and duly stamped as may be required by applicable law.  Thereupon the Depositary shall execute a new Receipt or Receipts and deliver the same to or upon the order of the person entitled thereto.  The Depositary, subject to the terms and conditions of the Deposit Agreement, shall upon surrender at any of its designated transfer offices of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any authorized number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered. The Depositary shall ensure that it has on hand at all times a sufficient supply of Receipts to meet the demands for transfer.  As a condition precedent to the execution and delivery, registration, registration of transfer, split-up, combination or surrender of any Receipt or transfer and withdrawal of any Deposited Securities, the Depositary, the Company or the Custodian may require (i) payment from the Owner, the presenter of the Receipt or the depositor of Shares, of a sum sufficient to reimburse it for any tax, duty or other governmental charge payable with respect thereto (including any such tax, duty or other governmental charge with respect to Shares being deposited, to the Receipts being issued or to the Deposited Securities being withdrawn) and any transfer or registration fees in effect for the registration or registration of transfers of Shares generally on the Share register of the Company (or the appointed agent of the Company for transfer and registration of Shares); (ii) payment of any applicable fees as provided in the Deposit Agreement; (iii) the production of proof satisfactory to it as to the identity and genuineness of any signature; and (iv) compliance with such reasonable regulations, if any, as the Depositary may establish consistent with the provisions of the Deposit Agreement.

Any person depositing Shares or any Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship, residence, exchange control approval, legal or beneficial ownership or other information relating to the registration on the books of the Company (or the appointed agent of the Company for transfer and registration of Shares) of the Shares presented for deposit, to execute and deliver to the Depositary or the Custodian such certificates, and to make such representations and warranties, as the Depositary may deem necessary or proper or as the Company may require by written request to the Depositary or the Custodian.  The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution or sale of any dividend or other distribution or rights or of the proceeds thereof or the delivery of any Deposited Securities underlying such Receipt until the foregoing is accomplished to the Depositary's reasonable satisfaction.  The Depositary shall provide the Company, in a timely manner, with copies of any such proofs of citizenship or residence, or exchange control approval that it receives.

The delivery of Receipts against deposits of Shares generally may be suspended, or the delivery of Receipts against the deposit of particular Shares may be withheld, or the registration of transfer of Receipts in particular instances may be refused, or the registration of transfer or surrender of outstanding Receipts generally may be suspended, during any period when the transfer books of the Depositary or the Share register of the Company  are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or any securities exchange on which the Receipts or Shares are listed, or under any provision of the Receipts or of the Deposit Agreement, or for any other reason.  Notwithstanding the foregoing sentence or any other provision of this Receipt or the Deposit Agreement to the contrary, Owners shall be entitled to withdraw Deposited Securities subject only to the conditions set forth in paragraph I(A)(1) of the General Instructions (or any successor provision thereto), as in effect from time to time, to Form F-6 as prescribed by the Commission under the Securities Act of 1933.

The Depositary shall not knowingly accept for deposit under the Deposit Agreement any Shares which, if sold by the holder thereof in the United States (as defined in Regulation S under the Securities Act of 1933), would be subject to the registration provisions of the Securities Act of 1933 unless a registration statement is in effect as to such Shares or such sale would be exempt from such registration provisions.  The Depositary shall comply with written instructions of the Company not to accept for deposit under the Deposit Agreement any Shares identified in such instructions at such times and under such circumstances as may be specified in such instructions in order to facilitate the Company's compliance with the securities laws of the United States.

The Depositary may issue Receipts against rights to receive Shares from the Company (the appointed agent or agents of the Company for transfer and registration of the Shares).  No such issue of Receipts will be deemed a "Pre-Release" that is subject to the restrictions of the following paragraph.

Unless requested in writing by the Company to cease doing so, the Depositary may, notwithstanding Section 2.03 of the Deposit Agreement, execute and deliver Receipts prior to the receipt of Shares pursuant to Section 2.02 of the Deposit Agreement ("Pre-Release").  The Depositary may, pursuant to Section 2.05 of the Deposit Agreement, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom Receipts are to  be delivered (the "Pre-Releasee") that the Pre-Releasee, or its customer, (i) owns the Shares or Receipts to be remitted, as the case may be, (ii) assigns all beneficial right, title and interest in such Shares or Receipts, as the case may be, to the Depositary in its capacity as such and for the benefit of the Owners, and (iii) will not take any action with respect to such Shares or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or Receipts, as the case may be), other than in satisfaction of such Pre-Release, (b) at all times fully collateralized with cash, U.S. government securities or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security, (c) terminable by the Depositary on not more than five (5) business days' written notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of Shares not deposited but represented by American Depositary Shares outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited under the Deposit Agreement; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems reasonably appropriate, and may, with the prior written consent of the Company, change such limit for purposes of general application.  The Depositary will also set U.S. dollar limits with respect to Pre-Release transactions to be entered into under the Deposit Agreement with any particular Pre-Releasee on a case-by-case basis as the Depositary deems appropriate.  For purposes of enabling the Depositary to fulfill its obligations to the Owners under the Deposit Agreement, the collateral referred to in clause (b) above shall be held by the Depositary as security for the performance of the Pre-Releasee's obligations to the Depositary in connection with a Pre-Release transaction, including the Pre-Releasee's obligation to deliver Shares or Receipts upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities under the Deposit Agreement).

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

4.

LIABILITY OF OWNER FOR TAXES.

Any tax, duty or other governmental charge or expense payable by the Custodian, the Depositary or the nominee or nominees of either as the registered holder of any Deposited Securities underlying this Receipt shall be payable by the Owner hereof, who shall pay the amount thereof to the Depositary.  The Depositary may refuse to effect registration of transfer of this Receipt or any transfer and withdrawal of Deposited Securities underlying this Receipt until such payment is made, and may withhold any cash dividends or other cash distributions constituting Deposited Securities underlying this Receipt, or may sell for the account of the Owner hereof any part or all of the other Deposited Securities underlying this Receipt, and may apply such cash or the proceeds of any such sale in payment of any such tax, duty or other governmental charge or expense (and any taxes and expenses arising or incurred as a result of effecting any such sale), the Owner hereof remaining liable for any deficiency.

5.

WARRANTIES ON DEPOSIT OF SHARES.

Every person depositing Shares under the Deposit Agreement shall be deemed thereby to represent and warrant that such Shares are validly issued and outstanding, fully paid, non-assessable and free of preemptive rights, and that the person making such deposit is duly authorized so to do.  Every such person (other than the Company) shall also be deemed to represent that the deposit of Shares or the sale of the Receipts issued upon such deposit is not restricted under the securities laws of the United States.  All such representations and warranties shall survive the deposit of Shares and issuance or cancellation of Receipts therefor.

6.

CHARGES OF DEPOSITARY.

The ~~Company agrees to pay the fees, reasonable expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  The~~ following charges shall be incurred by any party depositing or withdrawing Shares or by any ~~Owner~~party surrendering ~~Receipts~~American Depositary Shares or to whom ~~Receipts~~American Depositary Shares are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the ~~Receipts~~American Depositary Shares or Deposited Securities or a ~~distribution of Receipts~~delivery of American Depositary Shares pursuant to Section 4.03 of the Deposit Agreement~~, whichever~~), or by Owners, as applicable:  (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Company ~~(or the appointed agent of the Company for transfer and registration of Shares)~~or Foreign Registrar and applicable to transfers of Shares to or from the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals under the terms of the Deposit Agreement, (3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05 of the Deposit Agreement, (5) a fee ~~not in excess~~ of $5.00 or less per 100 ~~ADSs~~American Depositary Shares (or portion thereof) for the ~~execution and~~ delivery of ~~Receipts~~American Depositary Shares pursuant to Section ~~2.03 of the Deposit Agreement, the execution and delivery of Receipts pursuant to Section 4.03~~2.03, 4.03 or 4.04 of the Deposit Agreement and the surrender of ~~Receipts~~American Depositary Shares pursuant to Section 2.05 or 6.02 of the Deposit Agreement, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement, including, but not limited to~~, Section 4.1 through 4.4 thereof, except for distributions of cash dividends, and~~ Sections 4.01 through 4.04 of the Deposit Agreement, (7) a fee for the distribution of securities pursuant to Section 4.02 of the Deposit Agreement, such fee ~~(to be deducted from such proceeds)~~ being in an amount equal to the fee for the ~~issuance of ADSs~~execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit ~~by Owners~~ of such securities (for purposes of this clause ~~(~~7~~)~~ treating all such securities as if they were Shares)~~,~~ but which securities are instead distributed by the Depositary to Owners, (8) in addition to any fee charged under clause (6), a fee of $.02 or less per American Depositary Share (or portion thereof) for depositary services, which will accrue on the last day of each calendar year and which will be payable as provided in clause (9) below and (9) any other charges payable by the Depositary, any of the Depositary's agents, including the Custodian, or the agents of the Depositary's agents in connection with the servicing of Shares or other Deposited Securities (which charge shall be assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.06 of the Deposit Agreement and shall be payable at the sole discretion of the Depositary by billing such Owners for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

The Depositary, subject to Article 3 hereof, may own and deal in any class of securities of the Company and its affiliates and in American Depositary Shares.

7.

TITLE TO RECEIPTS.

It is a condition of this Receipt, and every successive Owner hereof by accepting or holding this Receipt consents and agrees, that title to this Receipt (and to the ADSs evidenced hereby), when properly endorsed or accompanied by proper instruments of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of New York; provided, however, that the Company and the Depositary, notwithstanding any notice to the contrary, may treat the Owner thereof as the absolute owner hereof for the purpose of determining the person entitled to any distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement, and for all other purposes.

8.

VALIDITY OF RECEIPT.

This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose unless executed by the Depositary by the manual signature of a duly authorized signatory or, if a Receipt Registrar shall have been appointed, by the manual signature of a duly authorized signatory of such Receipt Registrar or any co-registrar.

9.

DIVIDENDS AND DISTRIBUTIONS.

Whenever the Depositary or the Custodian shall receive any cash dividend or other cash distribution by the Company in respect of any Deposited Securities, the Depositary or the Custodian shall, subject to the provisions of Section 4.05 of the Deposit Agreement, as soon as possible convert or cause to be converted such dividend or distribution into U.S. dollars and shall distribute as soon as possible the amount thus received to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively; provided, however, that in the event that the Company, its withholding agent (if any), the Depositary or the Custodian shall be required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes, the amount distributed to the Owner of Receipts for ADSs representing such Deposited Securities shall be reduced accordingly.  The Depositary shall distribute only such amount, however, as can be distributed without distributing to any Owner a fraction of one cent. Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Owners entitled thereto.

Subject to the applicable provisions of the Deposit Agreement, whenever the Depositary shall receive any distribution other than a distribution in Section 4.01, 4.03 or 4.04 of the Deposit Agreement, the Depositary shall cause the securities or property received by it or the Custodian to be distributed promptly to the Owners entitled thereto, in proportion to the number of ADSs representing such Deposited Securities held by them, respectively, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason (including any securities law requirement or any requirement that the Company, the Depositary or the Custodian withhold an amount on account of taxes) the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including the sale (at public or private sale) of the securities or property thus received, or any part thereof, and the net proceeds of any such sale shall be distributed by the Depositary to the Owners entitled thereto as in the case of a distribution received in cash; provided, however, that no such distribution shall be unreasonably delayed by any act of the Depositary or its agents.

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of Shares, subject to the applicable provisions of the Deposit Agreement, the Depositary may, with the approval of the Company and shall, if the Company shall so request, distribute promptly to the Owners of outstanding Receipts entitled thereto, in proportion to the number of ADSs representing such Deposited Securities held by them, respectively, additional Receipts for an aggregate number of ADSs representing the number of Shares received as such dividend or distribution , subject to the terms and conditions of the Deposit Agreement including with respect to the deposit of Shares and the withholding of any tax or other governmental charge.  In lieu of delivering Receipts for fractional ADSs in any such case, the Depositary shall sell the amount of Shares represented by the aggregate of such fractions and distribute promptly the net proceeds, all in the manner and subject to the conditions described in Section 4.02 of the Deposit Agreement.  If additional Receipts are not so distributed, each ADS shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities an option to elect to receive dividends in fully paid Shares instead of cash, the Depositary and the Company agree to consult to determine whether such option will be made available to the Owners of Receipts and, if such option is to be made available to Owners, the procedures to be followed.

10.

RIGHTS.

In the event that the Company shall offer or cause to be offered to the Owners of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall, after consultation with the Company, have discretion as to the procedure to be followed in making such rights available to the Owners of Receipts or in disposing of such rights on behalf of such Owners and making the net proceeds available in U.S. dollars to such Owners; provided, however, that the Depositary will, if requested by the Company, take action as follows:  (i) if at the time of the offering of any rights the Depositary determines that it is lawful and feasible to make such rights available to all Owners, or to certain Owners but not to other Owners, by means of warrants or otherwise, the Depositary shall distribute promptly to any Owner entitled thereto to whom it determines the distribution to be lawful and feasible warrants or other instruments therefor in such form as it may determine, in proportion to the number of ADSs representing such Deposited Securities held by them, respectively, or employ such other method as it may deem feasible in order to facilitate the exercise, sale or transfer of rights by such Owners; or (ii) if at the time of the offering of any rights the Depositary determines that it is not lawful or not feasible to make such rights available to all or any Owners by means of warrants or otherwise, or if the rights represented by such warrants or such other instruments are not exercised and appear to be about to lapse, the Depositary will use its best efforts to sell such rights or such warrants or other instruments in proportion to the number of American Depositary Shares held by Owners to whom it has determined that it may not lawfully or feasibly make such rights available at public or private sale, at such place or places and upon such terms as it may deem proper, and will allocate the proceeds of such sales for account of the Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practicable basis without regard to any distinctions among such Owners because of exchange restrictions, the date of delivery of any Receipt or Receipts or otherwise.

In circumstances in which rights would otherwise not be distributed, if an Owner requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner, the Depositary shall make such rights available to such Owner upon written notice from the Company to the Depositary that (a) the Company has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law. Upon instruction pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Company shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary shall cause the Shares so purchased to be deposited, and shall execute and deliver Receipts to such Owner, pursuant to the other provisions of the Deposit Agreement.

If a registration statement under the Securities Act of 1933 is required with respect to the securities to which any rights relate in order for the Company to offer such rights to Owners and sell the securities represented by such rights, the Depositary will not offer such rights to Owners having an address in the United States (as defined in Regulation S) unless and until such a registration statement is in effect, or unless the offering and sale of such securities and such rights to such Owners are exempt from registration under the provisions of such Act. If an Owner requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Company upon which the Depositary may rely that such distribution to such Owner is exempt from such registration.

Nothing in the Deposit Agreement shall create any obligation on the part of the Company to file a registration statement with respect to any rights or securities or to endeavor to have any such registration statement declared effective.

Whenever the Depositary or the Custodian shall receive foreign currency, by way of dividends or other distributions or as the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into U.S. dollars and the resulting U.S. dollars transferred to the United States, the Depositary shall, as soon as possible, convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into U.S. dollars, and such U.S. dollars shall be distributed as soon as possible to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such U.S. dollars, then to the holders of such warrants and/or instruments, as applicable, upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions or otherwise and shall be net of any expenses of conversion into U.S. dollars incurred by the Depositary as provided in Section 5.09 of the Deposit Agreement.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall promptly file such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary or the Custodian is not convertible in whole or in part on a reasonable basis into U.S. dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary shall (a) as to that portion of the foreign currency that is convertible into U.S. dollars, make such conversion and, if permitted by applicable law, transfer such U.S. dollars to the United States for distribution to Owners in accordance with the first paragraph of Section 4.05 of the Deposit Agreement and (b) as to the nonconvertible balance, if any, (i) if requested in writing by an Owner, distribute or cause the Custodian to distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary or Custodian to such Owner and (ii) the Depositary shall hold or shall cause the Custodian to hold any amounts of nonconvertible foreign currency not distributed pursuant to the immediately preceding subclause (i) uninvested and without liability for interest thereon for the respective accounts of the Owners entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some Owners entitled thereto, the Depositary may in its discretion make such conversion and distribution in U.S. dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance for the respective accounts of, the Owners entitled to receive the same uninvested and without liability for interest thereon.

11.

RECORD DATES.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued, with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each ADS, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, the Depositary shall, after consultation with the Company, fix a record date, which date shall, to the extent practicable, be the same as the record date fixed by the Company, for the determination of the Owners who shall be entitled to receive such dividend, distribution or rights, or the net proceeds of the sale thereof, or to give instructions for the exercise of voting rights at any such meeting or to receive ADSs that will represent the changed number of Shares, subject to the provisions of the Deposit Agreement.

12.

VOTING OF DEPOSITED SECURITIES AND ATTENDANCE AT MEETINGS.

As soon as practicable after receipt of notice of any meeting or solicitation of proxies of holders of Shares or other Deposited Securities, if requested in writing by the Company, the Depositary shall, as soon as practicable thereafter, mail to the Owners a notice in English pursuant to Section 5.06, the form of which notice shall be in the sole discretion of the Depositary, which shall contain (a) such information as is contained in such notice of meeting (or if requested by the Company a summary of such information provided by the Company), (b) a statement that the Owners as of the close of business on a specified record date (the “Specified Record Date”) will be entitled, subject to any applicable provisions of Italian law and of the By-laws of the Company (which provisions, if any, shall be summarized in such notice to the extent that such provisions are material), to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American Depositary Shares and summaries in English of any materials or other documents provided by the Company for the purpose of enabling Owners to give voting instructions, (c) a statement as to the manner in which such instructions may be given, (d) a statement that the Owners on the Specified Record Date may request the Depositary to obtain permission from the Company for such Owners to attend, but not vote or speak at, such meeting, and (e) a statement as to the manner in which such Owners may request from the Depositary or the Custodian an admission ticket for such meeting (solely to attend, but not vote or speak at, such meeting).  Upon the written request of an Owner on the Specified Record Date, received on or before the date established by the Depositary for such purpose, the Depositary shall endeavor, insofar as practicable, to vote or cause to be voted the amount of Shares or other Deposited Securities represented by the American Depositary Shares evidenced by such Receipt in accordance with the instructions set forth in such request.  The Depositary shall not itself exercise any voting discretion over any Deposited Securities.  Upon the written request of an Owner on the Specified Record Date, which request is received on or before the date established by the Depositary for such purpose, the Depositary or the Custodian shall (a) as early as practicable prior to such meeting issue, grant or cause to be granted, to such Owner an admission ticket (in the form provided by the Company) for such meeting and (b) notify the Company of the identity of such Owner, to the extent such identity is known to the Depositary, as promptly as practicable thereafter.

Subject to the rules of any securities exchange on which American Depositary Shares or the Deposited Securities represented thereby are listed, the Depositary shall, if requested in writing by the Company, deliver at least two (2) business days prior to the date of such meeting, to the attention of the Company’s Chairman, copies of all instructions received from Owners in accordance with which the Depositary will vote, or cause to be voted, the Deposited Securities represented by the American Depositary Shares evidenced by such Receipts at such meeting.  Delivery of instructions will be made at the expense of the Company (unless otherwise agreed in writing by the Company and the Depositary) provided that payment of such expense shall not be a condition precedent to the obligations of the Depositary under this section.

If no instructions are received by the Depositary from any Owner with respect to any of the Deposited Securities represented by the American Depositary Shares evidenced by such Owner's Receipts on or before the date established by the Depositary for such purpose, the Depositary will not exercise the voting rights, if any, pertaining to such Deposited Securities.

In order to give Owners a reasonable opportunity to instruct the Depositary as to the exercise of voting rights relating to Deposited Securities, the Company shall give the Depositary notice of shareholders' meetings not less than 40 days prior to the meeting date.

13.

CHANGES AFFECTING DEPOSITED SECURITIES.

Upon any change in nominal or par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which it is a party, any securities received by the Depositary or the Custodian in exchange for or in conversion of or in respect of Deposited Securities, shall be treated as new Deposited Securities under the Deposit Agreement, and ADSs shall thenceforth represent the right to receive the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case, the Depositary may with the approval of the Company, and shall if the Company shall so request, execute and deliver additional Receipts as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such Deposited Securities.

In a reasonable amount of time prior to the occurrence of any such change, conversion or exchange covered by Section 4.08 of the Deposit Agreement in respect of the Deposited Securities, the Company shall notify the Depositary in writing of such occurrence and, as soon as practicable after receipt of such notice from the Company, the Depositary shall give notice thereof to all Owners of Receipts.

14.

REPORTS; INSPECTION OF TRANSFER BOOKS.

The Company makes available certain reports and documents required by foreign law or otherwise under Rule 12g3-2(b) under the Securities Exchange Act of 1934, as amended, at the Company's internet web site or through an electronic information delivery system.

The Depositary shall make available for inspection by Owners at the Corporate Trust Office and at any other designated transfer offices, English language versions of any reports and communications received from the Company which are both (a) received by the Depositary or the Custodian or the nominee of either of them as the holder of the Deposited Securities, and (b) made generally available to the holders of such Deposited Securities by the Company.  The Depositary shall also send to Owners copies of such reports when furnished by the Company as provided in Section 5.06 of the Deposit Agreement.  The Depositary shall keep books at such transfer office for the registration of Receipts and their transfer which at all reasonable times will be open for inspection by the Owners and the Company, provided that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Company or a matter related to the Deposit Agreement, the Receipts, the Shares or the By-laws.

15.

WITHHOLDING.

Notwithstanding any other provision of the Deposit Agreement, if the Depositary determines that any distribution in property, other  than cash, (including Shares, and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary or the Custodian is obligated to withhold, the Depositary may dispose of all or a portion of such property (including Shares, and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay such taxes or charges, by public or private sale, and the Depositary shall distribute the net proceeds of any such sale or the balance of any such property after deduction of such taxes to the Owners entitled thereto in the manner described in Sections 4.01 and 4.02 of the Deposit Agreement.

Notwithstanding any other provision of the Deposit Agreement, in connection with any distribution to Owners pursuant to Section 4.01 or Section 4.02 of the Deposit Agreement or otherwise, the Depositary shall withhold, or shall cause its Custodian to withhold, from such distribution and remit to the appropriate governmental authority or agency all amounts, if any, owing to such governmental authority or agency.  The Depositary shall comply, and shall cause its Custodian to comply, with the requirement of Italian law relating to withholding tax on dividend payments as in effect from time to time and with the procedures for retaining withholding tax pursuant to any applicable treaty to which Italy is a party, as may be set forth in a side letter, if any, entered into between the Company and the Depositary from time to time.  The Depositary and its Custodian may be released from their obligations to withhold governmental taxes and charges and remit the same to the appropriate governmental authority or agency as imposed pursuant to this paragraph only with the prior consent of the Company.

16.

LIABILITY OF THE COMPANY AND THE DEPOSITARY.

Neither the Depositary nor the Company, nor any of their respective directors, employees, agents or affiliates shall incur any liability to any Owner of this Receipt if, by reason of any provision of any present or future law of the United States, Italy or any other country or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the By-laws, or by reason of any act of God or war or other circumstance beyond its control, the Depositary or the Company or any of their respective directors, employees, agents or affiliates shall be prevented or forbidden from or be subject to any civil or criminal penalty on account of doing or performing any act or thing which by the terms of the Deposit Agreement it is provided or contemplated shall be done or performed; nor shall the Depositary or the Company or any of their respective directors, employees, agents or affiliates incur any liability to any Owner by reason of any non-performance or delay, caused as aforesaid, in performance of any act or thing which by the terms of the Deposit Agreement it is provided or contemplated shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement or the By-laws.

The Depositary assumes no obligation nor shall it be subject to any liability under the Deposit Agreement to Owners (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that it agrees to perform its obligations specifically set forth in the Deposit Agreement without negligence or bad faith.  The Company assumes no obligation nor shall it be subject to any liability under the Deposit Agreement to Owners, except that it agrees to perform its obligations set forth in the Deposit Agreement without negligence or bad faith. Absent the negligence or bad faith, of, respectively, the Company and the Depositary, the Company and the Depositary shall not be liable for the failure of any Owner or beneficial owner of Receipts to receive any tax benefit under applicable law or tax treaties.  Neither the Company nor the Depositary shall be liable for any acts or omissions of any other party in connection with any attempt to obtain any such benefit, and pursuant to the Deposit Agreement the Owners and beneficial owners of Receipts agree that they will be bound by any deadline established by the Company and the Depositary in connection with any such attempt.

Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.  Neither the Depositary nor the Company shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any governmental authority, any person presenting Shares for deposit, any Owner, or any other person believed by it in good faith to be competent to give such advice or information.  The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith.  Subject to the By-laws and the Deposit Agreement, the Depositary may own and deal in any class of securities of the Company and its affiliates and in Receipts.  The Depositary shall not be liable to Owners for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that the Depositary exercised its best judgment in good faith while it acted as Depositary.

The Company has agreed to indemnify the Depositary and the Custodian from and against any liability or expense (including reasonable fees and expenses of counsel) which may arise out of any registration with the Commission of Receipts, ADSs or Deposited Securities or the offer or sale thereof in the United States or out of acts performed or omitted in accordance with the provisions of the Deposit Agreement and of this Receipt, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or the Custodian, except for any liability or expense arising out of the negligence or bad faith of either of them, and, except to the extent that such liability or expense arises out of information relating to the Depositary or the Custodian, as applicable, furnished in writing to the Company by the Depositary or the Custodian, as applicable, expressly for use in any registration statement, proxy statement, prospectus (or placement memorandum) or preliminary prospectus (or preliminary placement memorandum) relating to the ADSs or the Shares represented thereby, or omissions from such information or (ii) by the Company or any of its agents.

The indemnities contained in the preceding paragraph shall not extend to any liability or expense which arises solely out of a Pre-Release (as defined in Section 2.09 of the Deposit Agreement) of a Receipt or Receipts and which would not otherwise have arisen had such Receipt or Receipts not been the subject of a Pre-Release; provided, however, that the indemnities provided in the preceding paragraph shall apply to any such liability or expense (i) to the extent that such liability or expense would have arisen had a Receipt or Receipts not been the subject of a Pre-Release, or (ii) which may arise out of any misstatement or alleged misstatement or omission or alleged omission in any registration statement, proxy statement, prospectus (or placement memorandum) or preliminary prospectus (or preliminary placement memorandum) relating to the offer or sale of Shares, except to the extent any such liability or expense arises out of information relating to the Depositary or any Custodian, as applicable, furnished in writing to the Company by the Depositary or any Custodian, as applicable, and not materially changed or altered by the Company, expressly for use in any of the foregoing documents, or material omissions from such information.

The Depositary agrees to indemnify the Company and to hold it harmless from any liability or expense (including fees and expenses of counsel) which may arise out of acts performed or omitted to be performed by the Depositary or Custodian due to their negligence or bad faith.

Any person seeking indemnification under the Deposit Agreement (an "Indemnified Person") shall notify the person from whom it is seeking indemnification (the "Indemnifying Person") of the commencement of any indemnifiable action or claim promptly after such Indemnified Person becomes aware of such commencement and shall consult in good faith with the Indemnifying Person as to the conduct of the defense of such action or claim, which defense shall be reasonable under the circumstances.  No Indemnifying Person shall compromise or settle any action or claim without the consent in writing of the Indemnified Person.

The obligations set forth in Section 5.08 of the Deposit Agreement shall survive the termination of the Deposit Agreement and the succession or substitution of any person indemnified thereby.

No disclaimer of liability under the federal securities laws of the United States, including without limitation, the Securities Act of 1933, is intended by any provision of the Deposit Agreement.

17.

RESIGNATION AND REMOVAL OF DEPOSITARY.

The Depositary may at any time resign as Depositary under the Deposit Agreement by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.  The Depositary may at any time be removed as Depositary by the Company by written notice of such removal, effective upon the appointment of a successor depositary and its acceptance of such appointment provided in the Deposit Agreement.

18.

AMENDMENT OF DEPOSIT AGREEMENT AND RECEIPTS.

The form of the Receipts and any provisions of the Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary in any respect which they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes (including, without limitation, stamp taxes) and other governmental charges), or which shall otherwise prejudice any substantial existing right of Owners of Receipts, shall, however, not become effective as to outstanding Receipts until the expiration of thirty (30) days after notice of such amendment shall have been given to the Owners of outstanding Receipts, provided that the parties hereto agree that any amendments which do not impose or increase any fees or charges to be borne by Owners shall be deemed not to prejudice any substantial rights of Owners.  Every Owner of a Receipt at the time any such amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement or the Receipts, or both of them, as applicable, as amended thereby.  In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

19.

TERMINATION OF THE DEPOSIT AGREEMENT.

The Depositary shall at any time at the direction of the Company (which shall be confirmed in writing) terminate the Deposit Agreement by mailing notice of such termination to the Owners of all Receipts then outstanding at least thirty (30) days prior to the date fixed in such notice for such termination.  The Depositary may terminate the Deposit Agreement if at any time ninety (90) days shall have expired after the Depositary shall have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.04 of the Deposit Agreement, such termination to become effective by the Depositary mailing notice of such termination to Owners of all Receipts then outstanding at least thirty (30) days prior to the date fixed in such notice for such termination. On and after the date of termination, the Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.05 of the Deposit Agreement, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to such Owner or upon such Owner's order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.  If any Receipts remain outstanding after the date of termination of the Deposit Agreement, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under the Deposit Agreement, except that the Depositary shall, in accordance with and subject to the provisions of the Deposit Agreement, (a) continue to collect dividends and other distributions pertaining to Deposited Securities, (b) sell rights as provided in the Deposit Agreement and (c) continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary.  At any time after the expiration of two years from the date of termination, the Depositary may sell the Deposited Securities then held by it under the Deposit Agreement and may thereafter hold the uninvested net proceeds of any such sale, together with any other cash then held by it thereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under the Deposit Agreement, except to account for such net proceeds and other cash, after deducting, in each case, the applicable fees and expenses of the Depositary and applicable taxes or governmental charges and except as provided in Section 5.08 of the Deposit Agreement.  Upon the termination of the Deposit Agreement, the Company shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary under Sections 5.08 and 5.09 thereof.

20.

DISCLOSURE OF INTERESTS.

To the extent that provisions of or governing any Deposited Securities, the By-laws on or applicable law may require the disclosure of beneficial or other ownership of Deposited Securities, and other securities to the Company and the Italian Commission for Companies and the Stock Exchange ("CONSOB") and provide for blocking of Owners' transfer and voting or other rights to enforce such disclosure or limit such ownership, the Depositary shall use its best efforts to comply with Company instructions as to Receipts in respect of any such enforcement or limitation.  Owners shall comply with all such disclosure requirements and shall cooperate with the Depositary's compliance with such instructions and by their holding of Receipts are deemed to consent to any such limitation or blocking of rights.

21.

CERTAIN DEFINITIONS.

Terms used in this Receipt which are not otherwise defined shall have the respective meanings ascribed to them in the Deposit Agreement.

22.

HEADINGS.

Headings contained herein are included for convenience only and are not to be used in construing or interpreting any provision hereof.

23.

GOVERNING LAW.

The Deposit Agreement and this Receipt shall be interpreted in accordance with, and all rights thereunder and hereunder and provisions thereof and hereof shall be governed by, the laws of the State of New York.

24.

~~AVAILABLE INFORMATION TO THE COMMISSION.~~

~~The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, and accordingly, is required to file certain reports with the Commission.  Such reports and other information may be inspected and copied at the public reference facilities maintained by the Commission, located as of the date of the Deposit Agreement at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549.25.~~

COMPLIANCE WITH U.S. SECURITIES LAWS.

Notwithstanding anything in the Deposit Agreement to the contrary, the Company and the Depositary each agree that  it will not exercise any of their respective rights under the Deposit Agreement to prevent the withdrawal or delivery of Deposited Securities in a manner which would violate the U.S. securities laws, including, but not limited to, Section I.A.(1) of the General Instructions to the Form F-6 Registration Statement, as amended from time to time, under the Securities Act of 1933.

~~26.~~25.

SUBMISSION TO JURISDICTION:  APPOINTMENT OF AGENT FOR SERVICE OF PROCESS.

The Company hereby (i) irrevocably designates and appoints CT Corporation System, in the State of New York, as the Company's authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Shares of Deposited Securities, the American Depositary Shares, the Receipts or the Deposit Agreement, (ii) consents and submits to the jurisdiction of any state or federal court in the Borough of Manhattan, City and State of New York in which any suit or proceeding may be instituted and waives, to the fullest extent that it may effectively do so, any objection which it may now or hereafter have to the laying of venue in any such proceeding, and (iii) agrees that service of process upon said authorized agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding.  The Company agrees to deliver, upon the execution and delivery of the Deposit Agreement, a written acceptance by such agent of its appointment as such agent.  The Company further agrees to take any and all action, including the filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment in full force and effect for so long as any American Depositary Shares or Receipts remain outstanding or the Deposit Agreement remains in force.  In the event the Company fails to continue such designation and appointment in full force and effect, the Company hereby waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, direct to the Company at its address last specified for notices under the Deposit Agreement, and service so made shall be deemed completed five (5) days after the same shall have been so mailed.

26.

UNCERTIFICATED AMERICAN DEPOSITARY SHARES; DTC DIRECT REGISTRATION SYSTEM.

Notwithstanding anything to the contrary in the Deposit Agreement:

(a)

American Depositary Shares may be certificated securities evidenced by Receipts or uncertificated securities.  The form of Receipt annexed as Exhibit A to the Deposit Agreement summarizes the terms and conditions of, and will be the prospectus required under the Securities Act of 1933 for, both certificated and uncertificated American Depositary Shares.  Except for those provisions of the Deposit Agreement that by their nature do not apply to uncertificated American Depositary Shares, all the provisions of the Deposit Agreement shall apply, mutatis mutandis, to both certificated and uncertificated American Depositary Shares.

(b)

(i)

The term “deliver”, or its noun form, when used with respect to Receipts, shall mean (A) book-entry transfer of American Depositary Shares to an account at The Depository Trust Company, or its successor (“DTC”), designated by the person entitled to such delivery, evidencing American Depositary Shares registered in the name requested by that person,  (B) registration of American Depositary Shares not evidenced by a Receipt on the books of the Depositary in the name requested by the person entitled to such delivery and  mailing to that person of a statement confirming that registration or (C) if requested by the person entitled to such delivery, delivery at the Corporate Trust Office of the Depositary to the person entitled to such delivery of one or more Receipts.

(ii)

The term “surrender”, when used with respect to Receipts, shall mean (A) one or more book-entry transfers of American Depositary Shares to the DTC account of the Depositary, (B) delivery to the Depositary at its Corporate Trust Office of an instruction to surrender American Depositary Shares not evidenced by a Receipt  or (C) surrender to the Depositary at its Corporate Trust Office of one or more Receipts evidencing American Depositary Shares.

(c)

American Depositary Shares not evidenced by Receipts shall be transferable as uncertificated registered securities under the laws of New York.

(d)

The Depositary shall have a duty to register a transfer, in the case of uncertificated American Depositary Shares, upon receipt from the Owner of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (f) below).  The Depositary, upon surrender of a Receipt for the purpose of exchanging it for uncertificated American Depositary Shares, shall cancel that Receipt and send the Owner a statement confirming that the Owner is the owner of the same number of uncertificated American Depositary Shares that the surrendered Receipt evidenced. The Depositary, upon receipt of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in subsection (f) below) from the Owner of uncertificated American Depositary Shares for the purpose of exchanging them for certificated American Depositary Shares, shall execute and deliver to the Owner a Receipt evidencing the same number of certificated American Depositary Shares.

(e)

Upon satisfaction of the conditions for replacement of a Receipt that is mutilated, lost, destroyed or stolen, the Depositary shall deliver to the Owner the American Depositary Shares evidenced by that Receipt in uncertificated form unless otherwise requested by the Owner.

(f)

(i)  The parties acknowledge that the Direct Registration System (“DRS”) and Profile Modification System (“Profile”) shall apply to uncertificated American Depositary Shares upon acceptance thereof to DRS by DTC.  DRS is the system administered by DTC pursuant to which the Depositary may register the ownership of uncertificated American Depositary Shares, which ownership shall be evidenced by periodic statements issued by the Depositary to the Owners entitled thereto.  Profile is a required feature of DRS which allows a DTC participant, claiming to act on behalf of an Owner of American Depositary Shares, to direct the Depositary to register a transfer of those American Depositary Shares to DTC or its nominee and to deliver those American Depositary Shares to the DTC account of that DTC participant without receipt by the Depositary of prior authorization from the Owner to register such transfer.

(ii)  In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties understand that the Depositary will not verify, determine or otherwise ascertain that the DTC participant which is claiming to be acting on behalf of an Owner in requesting a registration of transfer and delivery as described in subsection (i) above has the actual authority to act on behalf of the Owner (notwithstanding any requirements under the Uniform Commercial Code).  For the avoidance of doubt, the provisions of Sections 5.03 and 5.08 of the Deposit Agreement shall apply to the matters arising from the use of the DRS.  The parties agree that the Depositary’s reliance on and compliance with instructions received by the Depositary through the DRS/Profile System and in accordance with the Deposit Agreement shall not constitute negligence or bad faith on the part of the Depositary.